                                                                Registration No.



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM T-1


STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                          BANK ONE, WEST VIRGINIA, NA


                           Not Applicable 55-0170700
                 (State of Incorporation (I.R.S. Employer if
                   not a national bank) Identification No.)


          707 Virginia Street, East, Charleston, West Virginia 25301 (Adress of trustee's principal executive offices) (Zip Code)



                                Teresa L. Davis
                                Vice President
                        c/o Bank One, West Virginia, NA
                           707 Virginia Street, East
                             Charleston, WV 25301
                                (304) 348-5667
           (Name, address and telephone number of agent for service)


                      Southpoint Structured Assets, Inc.
              (Exact name of obligor as specified in its charter)


             Delaware                                        51-6503749
     (State or other Jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                       Identification No.)


     50 North Front Street, 16th Floor                          38103
           Memphis, Tennessee                                 (Zip Code)
  (Address of principal executive offices)



Treasury Security-Backed Certificates, 1996-1

                      (Title of the Indenture securities)

                                    GENERAL

1.   General Information.
     Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency, Washington, D.C.
             Federal Reserve Bank, Richmond, Virginia
             Federal Deposit Insurance Corporation, Washington, D.C.
             Board of Governors of the Federal Reserve System, Washington, D.C.

        (b)  Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

2.      Affiliations with Obligor and Underwriters.
        If the obligor is an affiliate of the trustee, describe each such affiliation.

        The obligor is not an affiliate of the trustee.

16.     List of Exhibits
        List below all exhibits filed as a part of this statement of eligibility and qualification.
       (Exhibits identified in parentheses, on file with the Commission, are incorporated herein by reference as exhibits hereto.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect.

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business.

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers.

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect.

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

Exhibit 7 - Report of Condition of the trustee as of the close of business on September 30, 1996, published pursuant to the requirements of the Comptroller of the Currency.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.

Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, West Virginia, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Charleston, West Virginia on November 25, 1996.

                                              Bank One, West Virginia, NA



                                              By: /s/ Teresa L. Davis
                                                  -------------------
                                                  Teresa L. Davis
                                                  Vice President

Exhibit 1

                 Bank One, West Virginia, National Association
                 ---------------------------------------------

                            ARTICLES OF ASSOCIATION
                            -----------------------

     FIRST. The title of this Association shall be Bank One, West Virginia, National Association.

     SECOND. The main office of the Association shall be in Huntington, Cabell County, State of West Virginia. The general business of the Association shall be conducted at its main office and its branches.

     THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five directors, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any annual or special meeting thereof, provided, however, that said Board, by resolution of a majority of the full Board of Directors, shall be authorized to increase the number of said Board by not more than two between regular meetings of the shareholders. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors. Each Director shall own common or preferred stock of the Association or of a holding company owning the Association, with an aggregate par, fair market or equity value of not less than $1,000, as of either (i) the date of purchase (ii) the date the person became a director, or (iii) the date of that person's most recent election to the Board of Directors, whichever is more recent. Any combination of common or preferred stock of the Association or holding company may be used.

     FOURTH. The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefore in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of Directors. Nominations other than those made by or on behalf of the existing management shall be made in writing and be delivered or mailed to the president of the Association not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of Directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the president of the Association not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (1) the name and address of each proposed nominee; (2) the principal occupation of each proposed nominee; (3) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (4) the name and residence address of the notifying shareholder; and (5) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and the vote tellers may disregard all votes cast for each such nominee. No by-law may unreasonably restrict the nomination of Directors by shareholders.

     FIFTH. The authorized amount of capital stock of this Association shall be 60,000,000 shares of common stock of the par value of one dollar ($1.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

          No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

          The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not Subordinated, without the approval of the shareholders.

     SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier, a Secretary to the Board, and such other officers and employees as may be required to transact the business of this Association.

          The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of Cabell County, West Virginia, without the approval of the shareholders but subject to the approval of the Comptroller of the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 10 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, and mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

     TENTH. Any person, his heirs, executors, or administrators, may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of this Association or of any firm, corporation, or organization which he served in any such capacity at the request of the Association; provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct or criminal acts in the performance of his duties to the Association; and, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of this Association, or the Board of Directors, acting by vote of a majority of the Directors not parties to the same or substantially the same action, suit, or proceeding, and, provided further that no person shall be indemnified or reimbursed against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by any bank regulatory agency governing or having supervisory or other regulatory authority over this Association and which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by any such person or persons in the form of payments to this Association. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, executors, or administrators, may be entitled as a matter of law.

     The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the proceeding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers or employees.

     ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.


Effective September 30, 1994

                                                                      Schedule 2



A. Michael Perry

Bruce S. Bailey

Frank A. Baer, II

Philip E. Cline

James H. Davis III

Ben Exley

Harry M. Hatfield

Charles R. Hooten, Jr.

Elmo Hurst

William B. Maxwell

Herman E. Rogers

Neal W. Scaggs

Wylie Stowers

Howard C. White

Anne R. Williams

Lanny Williamson

Exhibit 3

                          COMPTROLLER OF THE CURRENCY

                   TREASURY DEPARTMENT OF THE UNITED STATES
                                    [PHOTO]

                               Washington, D.C.


     WHEREAS, THE FIRST HUNTINGTON NATIONAL BANK, LOCATED IN HUNTINGTON, STATE OF WEST VIRGINIA, BEING A NATIONAL BANKING ASSOCIATION, ORGANIZED UNDER THE STATUTES OF THE UNITED STATES, HAS MADE APPLICATION FOR AUTHORITY TO ACT AS FIDUCIARY

     AND WHEREAS, APPLICABLE PROVISIONS OF THE STATUTES OF THE UNITED STATES AUTHORIZE THE GRANT OF SUCH AUTHORITY;

     NOW THEREFORE, I HEREBY CERTIFY THAT THE NECESSARY APPROVAL HAS BEEN GIVEN AND THAT THE SAID ASSOCIATION IS AUTHORIZED TO ACT IN ALL FIDUCIARY CAPACITIES PERMITTED BY SUCH STATUTES.


[SEAL] IN TESTIMONY WHEREOF, WITNESS MY SIGNATURE AND SEAL OF OFFICE THIS TWENTY-SEVENTH DAY OF JANUARY 1977


                                       /s/ Robert Bloom
                                           ROBERT BLOOM
                                       ACTING COMPTROLLER OF THE CURRENCY

                               CHARTER NO. 3106

Exhibit 4





                                    BYLAWS
                                    ------


                      THE FIRST HUNTINGTON NATIONAL BANK
                      ----------------------------------


                           HUNTINGTON, WEST VIRGINIA
                           -------------------------


                                 APRIL 9, 1968
                                 -------------


          Section 1,1  Amended 11/12/69   (Amendments attached hereto)
          Section 2,5  Amended 11/12/69   (Amendments attached hereto)
          Section 1,   Amended 12/12/72   (Amendments attached hereto)
                  2,2  Amended 12/12/72   (Amendments attached hereto)
          Section 29   Added   12/12/72   Included
                  2,10
                  2,11
          Section 1.1 amended 1-13-76     (Amendment attached hereto)

[LOGO]

--------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
--------------------------------------------------------------------------------

MULTINATIONAL BANKING
250 E STREET, S.W.
WASHINGTON, D.C. 20219
(202) 874-4610


September 27, 1994


Mr. Charles F. Andrews
Assistant General Counsel
Banc One Corporation
100 East Broad Street
Columbus, Ohio 43271-0152

Dear Mr. Andrews:

This letter is the official certification of the Office of the Comptroller of the Currency, effective as of September 30, 1994, to merge the following banks with and into Bank One, West Virginia, Huntington, National Association, under the title of Bank One, West Virginia, National Association, charter number 6768:

          Bank One, West Virginia, Beckley, National Association
           Bank One, West Virginia, Boone, National Association
         Bank One, West Virginia, Buckhannon, National Association
               Bank One West Virginia, Charles Town, Inc.
          Bank One, West Virginia, Charleston, National Association
          Bank One, West Virginia, Clarksburg, National Association
           Bank One, West Virginia, Lincoln, National Association
            Bank One, West Virginia, Logan, National Association
              Bank One, West Virginia, Nicholas County, Inc.
           Bank One, West Virginia, Philippi, National Association Bank One, West Virginia, St. Albans, National Association
               Bank One, West Virginia, Wayne County, Inc.
         Bank One, West Virginia, Williamson, National Association

Branch authorizations previously granted to the above national banks automatically convey to Bank One, West Virginia, National Association and will not be reissued in the name of the latter. This letter also serves to authorize the resulting bank to operate, as branches, the former head offices and branches of the above banks at the sites indicated in the attachment to this letter.

Copies of this certificate and attachment should be furnished to personnel responsible for branch administration. If you have questions, please contact National Bank Examiner Robert C. Criswell of this Office at (202) 874-4610.

Sincerely,


/s/ Richard T. Erb
Richard T. Erb
Acting Associate Deputy Comptroller                          [SEAL]

Charter Number 6768
Application Number 94-ML-02-017

Attachment

                      THE FIRST HUNTINGTON NATIONAL BANK
                      ----------------------------------

                                    BYLAWS
                                    ------

                                   ARTICLE I
                                   ---------

                           Meetings of Shareholders
                           ------------------------


     Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, in the City of Huntington, West Virginia, or such other place as the Board of Directors may designate, at 2:00 o'clock, on the second Tuesday of January each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, from any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

     Section 1.2. Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than twenty-five percent of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association, a notice stating the purpose of the meeting.

     Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the bank entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the bank, shall be made in writing and shall be delivered or mailed to the President of the bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of stockholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

     Section 1.4. Judges of Election. Every election of directors shall be managed by one or more judges, who shall be appointed from among the shareholders by the Board of Directors. The judges of election shall hold and conduct the election at which they are appointed to serve; and, after the election, they shall file with the Secretary of the Board a certificate under their hands, certifying the result thereof and the names of the directors elected. The judges of election, at the request of the Chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof.

     Section 1.5. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

     Section 1.6. Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cash shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                              R E S O L U T I O N
                              -------------------

                            AMENDING THE BY-LAWS OF
                            -----------------------

                      THE FIRST HUNTINGTON NATIONAL BANK
                      ----------------------------------

RESOLVED, that Section 2.5 of the By-Laws of this Association is amended to read as follows:

     "Section 2.5. Regular Meetings. The Regular Meetings of the Board of Directors shall be held, without notice, on the second Wednesday of each month at the Main Office. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day unless the Board shall designate some other day."

                                  ARTICLE II
                                  ----------

                                   Directors
                                   ---------

     Section 2.1. Board of Directors. The Board of Directors (hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

     Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (1) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five. The Board of Directors may appoint Advisory, Consultant, or Honorary directors.

     Section 2.3. Age Limit. With the exception of those persons who are members of the Board of Directors on April 9, 1968, (date of adoption) no person shall be nominated, elected, appointed to fill a vacancy, or eligible to serve on the Board who has attained the age of 72 years.

     Section 2.4. Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be appointed to be held on the day of the election or as soon as thereafter as practicable, and, in any event, within thirty days thereof. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

     Section 2.5. Regular Meetings. The Regular Meetings of the Board of Directors shall be held, without notice, on the second Tuesday of each month at the Main Office. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day unless the Board shall designate some other day.

     Section 2.6. Special Meetings. Special meetings of the Board of Directors may be called by the President or Chairman of the Association, or at the request of three (3) or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

     Section 2.7. Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.

     Section 2.8. Vacancies. When any vacancy occurs among the Directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for that purpose.


                                  ARTICLE III
                                  -----------

                            Committees of the Board
                            -----------------------

     Section 3.1. Executive and Discount Committee. There shall be an Executive and Discount Committee composed of seven or more Directors, appointed by the Board annually or more often. The Executive and Discount Committee shall have power to discount and purchase bills, notes and other evidences of debt, to buy and sell bills of exchange, to examine and approve loans and discounts, to exercise authority regarding loans and discounts, and to exercise, when the Board is not in session, all other powers of the Board that may be lawfully delegated. The Executive and Discount Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the Board with respect thereto shall be entered in the minutes of the Board.

     Section 3.2. Examining Committee. There shall be a standing committee of this Association known as the Examining Committee, appointed annually by the Board of Directors. Each member of this Committee shall serve until his successor is appointed, and the Committee shall consist of three members of the Board of Directors, none of whom shall be active officers of the Association. The duties of this Committee shall be to make suitable examinations every twelve months of the affairs of the Association. The Auditing Department of the bank may make a continuing audit of the assets and liabilities, earnings and expenses, and operating procedures of the Association. The result of such examination or audit shall be reported by the Committee in writing to the Board of Directors at the next regular meeting thereafter, stating whether the Association is in a sound and solvent condition; whether adequate internal audit controls and procedures are being maintained, and recommending to the Board such changes in the manner of doing business, etc., as shall be deemed advisable.

     The Examining Committee, upon its own recommendation and with the approval of the Board of Directors, may employ a qualified firm of certified public accountants to make an examination and audit of the Association. If such procedure is followed, one annual examination and audit by such firm of accountants and the presentation of its report to the Board of Directors will be deemed sufficient to comply with the requirements of this section of the Bylaws.

     Section 3.3. Other Committees. The Board of Directors may appoint from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                  ARTICLE IV
                                  ----------

                            Officers and Employees
                            ----------------------


     Section 4.1. Chairman of the Board. The Board of Directors may appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. He shall preside at all meetings of the Board of Directors. The Chairman of the Board shall supervise the carrying out of the policies adopted or approved by the Board. He shall have general executive powers, as well as the specific powers and duties as from time to time may be conferred upon, or assigned to, him by the Board of Directors.

     Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairman, he shall preside at any meeting of the Board. The President shall have general executive powers. He shall also have and may exercise such further powers and duties as from time to time be conferred upon, or assigned to, him by the Board of Directors.

     Section 4.3. Vice President. The Board of Directors may appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by The Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

     Section 4.4. Secretary. The Board of Directors shall appoint a designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. He shall attend to the giving of all notices required by these Bylaws to be given. he shall be custodian of the corporate seal, records, documents and papers of the Association. He shall provide for the keeping of proper records of all transactions of the Association. He shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of Secretary, or imposed by these Bylaws. He shall also perform such other duties as may be assigned to him, from time to time, by the Board of Directors.

     Section 4.5. Other Officers. The Board of Directors shall appoint a Cashier and may appoint one or more Assistant Vice Presidents, one or more Trust Officers, one or more Assistant Secretaries, one or more Assistant Cashiers, one or more Managers and Assistant Managers of Branches and such other officers and Attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairman of the Board, or the President.

     Section 4.6. Employees. Subject to the authority of the Board of Directors, the President, or any other officer of the Association authorized by him, may appoint and dismiss all or any clerks, agents and employees and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

     Section 4.7. Tenure of Office. The President shall hold his office for the current year for which the Board of which he shall be a member was elected, unless he shall resign, become disqualified, or be removed, and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.


                                   ARTICLE V
                                   ---------

                               Trust Department
                               ----------------

     Section 5.1. Trust Department. There shall be a department of the Association known as the Trust Department which shall perform the fiduciary responsibilities of the Association.

     Section 5.2. Trust Officer. There shall be a Trust Officer of this Association whose duties shall be to manage, supervise and direct all the activities of the Trust Department. He shall do or cause to be done all things necessary or proper in carrying on the business of the Trust Department in accordance with provisions of law and applicable regulations. He shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The Trust Officer shall be responsible for all assets and documents held by the Association in connection with fiduciary matters.

     The Board of Directors may appoint such other officers of the Trust Department as it may deem necessary, with such duties as may be assigned.

     Section 5.3. Trust Investment Committee. There shall be a Trust Investment Committee of this Association of seven or more members, who shall be capable and experienced officers or directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the Trust Investment Committee; and the Committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The Committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The Committee shall conduct a similar review at least once during each calendar year thereafter and within fifteen months of the last such review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the Committee.

     Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of three directors, exclusive of any active officers of the Association, which shall, at least once during each calendar year and within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, Regulation 9, and sound fiduciary principles.

     Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

                              R E S O L U T I O N
                              -------------------


                                  ARTICLE VI
                                  ----------

                         Stock and Stock Certificates
                         ----------------------------

     Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion of his shares, succeed to all rights and liabilities of the prior holder of such shares.

     Section 6.2. Stock Certificate. Certificates of stock shall bear the signature of two of the following: Chairman, President, or any Vice President. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.






March 24, 1976

     Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law.

                                  ARTICLE VI
                                  ----------

                         Stock and Stock Certificates
                         -----------------------------

     Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights and liabilities of the prior holder of such shares.

     Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the Chairman, President, Vice President, Assistant Vice President, Cashier, Assistant Cashier, or any other officer appointed by the Board for that purpose (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraven thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                  ARTICLE VII
                                  -----------

                                Corporate Seal
                                --------------

     The President, the Chairman, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                 (Impression)
                                 (    of    )
                                 (   Seal   )



                                 ARTICLE VIII
                                 ------------

                           Miscellaneous Provisions
                           ------------------------

     Section 8.1. Fiscal Year. The fiscal year of the Association shall be the calendar year.

     Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered of accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 8.2 are supplementary to any other provision of these Bylaws.

     Section 8.3. Records. The Articles of Association, the Bylaws and the proceedings of all meeting of the shareholders, the Board of Directors, standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, Cashier or other officer appointed to act as Secretary of the meeting.

     Section 8.4. Banking Hours. The Board of Directors shall, from time to time, fax appropriate hours the Association shall be open for business.


                                  ARTICLE IX
                                  ----------

                                    Bylaws
                                    ------

     Section 9.1. Inspection. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Head Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

     Section 9.2. Amendments. The Bylaws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the whole number of the Directors.

                                       Federal Deposit Insurance Corporation
                                       OMB Number: 3064-0052
                                       Office of the Comptroller of the Currency
                                       OMB Number: 1667-0081
                                       Expires March 31, 1999

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------
                                                                             [1]
                                       Please refer to page 1,
[LOGO]                                 Table of Contents, for
                                       the required disclosure
                                       of estimated burden.

--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF $300 MILLION OR MORE--FFIEC 032
                                                        (960930)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996      --------
                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,______________________________________________________________________________
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


________________________________________________________________________________
Signature of Officer Authorized to Sign Report

________________________________________________________________________________
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

________________________________________________________________________________
Director (Trustee)

________________________________________________________________________________
Director (Trustee)

________________________________________________________________________________
Director (Trustee)

________________________________________________________________________________
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
________________________________________________________________________________

FDIC Certificate Number | | | | | |
                        -----------
                        (RCRI 9050)

CALL NO. 197                              32                            09-30-96

ST8K: 54-0620 00088 STCERT: 54-06768

BANK ONE, WEST VIRGINIA, NATIONAL AS
1000 FIFTH AVENUE
HUNTINGTON, WV  25701


 Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 032
                                                                       Page i
                                                                          [2]

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of $300 Million or More
--------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                            COVER

REPORT OF INCOME

Schedule RI--Income Statement......................................  RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital.................................  RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses..............................................................  RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority.......................................................  RI-5

Schedule RI-E--Explanations...........................................  RI-5, 6


DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20219



For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


REPORT OF CONDITION

Schedule RC--Balance Sheet............................................  RC-1, 2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions...........................................  RC-3

Schedule RC-B--Securities..........................................  RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases............................................  RC-6, 7
  Part II. Loans to Small Businesses and
  Small Farms (included in the forms for
  June 30 only).....................................................  RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)...............................  RC-8

Schedule RC-E--Deposit Liabilities...................................  RC-9, 10

Schedule RC-F--Other Assets.............................................  RC-11

Schedule RC-G--Other Liabilities........................................  RC-11

Schedule RC-K--Quarterly Averages.......................................  RC-12

Schedule RC-L--Off-Balance Sheet
  Items.........................................................  RC-13, 14, 15

Schedule RC-M--Memoranda............................................  RC-16, 17

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets...................................  RC-18, 19

Schedule RC-O--Other Data for Deposit
  Insurance Assessments.............................................  RC-20, 21

Schedule RC-R--Regulatory Capital...................................  RC-22, 23

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income...............................................  RC-24

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)


Legal Title of Bank:    BANC ONE WEST VIRGINIA                                          Call Date:  9/30/96 ST-BK: 54-0620 FFIEC 032
Address:                1000 5TH AVE                                                                                       Page RC-1
City, State  Zip:       HUNTINGTON, WV 25701
FDIC Certificate No.:   |0|6|7|6|8|
                        -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                      ______
                                                                                                                      |C300| --
                                                                                                     -----------------------
                                                                       Dollar Amounts in Thousands   | RCON  Bil Mil  Thou |
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                | ////////////////// |
  1.  Cash and balances due from depository institutions (from Schedule RC-A):                        | ////////////////// |
      a. Noninterest-bearing balances and currency and coin(1)....................................... | 0081       104,779 |   1.a.
      b. Interest-bearing balances (2)............................................................... | 0071             0 |   1.b.
  2.  Securities:                                                                                     | ////////////////// |
      a. Held-to-maturity securities (from Schedule RC-B, column A).................................. | 1754        20,470 |   2.a.
      b. Available-for-sale securities (from Schedule RC-B, column D)................................ | 1773       399,145 |   2.b.
  3.  Federal funds sold and securities purchased under agreements to resell:                         | ////////////////// |
      a. Federal funds sold.......................................................................... | 0276       221,500 |   3.a.
      b. Securities purchased under agreements to resell............................................. | 0277             0 |   3.b.
  4.  Loans and lease financing receivables:                                  ----------------------- | ////////////////// |
      a. Loans and leases, net of unearned income (from Schedule RC-C)        | RCON 2122 | 1,675,330 | ////////////////// |   4.a.
      b. LESS: Allowance for loan and lease losses........................... | RCON 3123 |    13,995 | ////////////////// |   4.b.
      c. LESS: Allocated transfer risk reserve............................... | RCON 3128 |         0 | ////////////////// |   4.c.
      d. Loans and leases, net of unearned income,                            ----------------------- | ////////////////// |
         allowance, and reserve (item 4.a. minus 4.b. and 4.c)....................................... | 2125     1,661,335 |   4.d.
  5.  Trading assets (from Schedule RC-D)............................................................ | 3545             0 |   5.
  6.  Premises and fixed assets (including capitalized leases)....................................... | 2145        61,339 |   6.
  7.  Other real estate owned (from Schedule RC-M)................................................... | 2150         1,988 |   7.
  8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)....... | 2130           122 |   8.
  9.  Customers' liability to this bank on acceptances outstanding....................................| 2155             0 |   9.
 10.  Intangible assets (from Schedule RC-M)......................................................... | 2143        17,959 |  10.
 11.  Other assets (from Schedule RC-P).............................................................. | 2160        39,006 |  11.
 12.  Total assets (sum of items 1 through 11)....................................................... | 2170     2,527,643 |  12.
                                                                                                      ----------------------

--------------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:    BANC ONE WEST VIRGINIA                                          Call Date:  9/30/96 ST-BK: 54-0620 FFIEC 032
Address:                1000 5TH AVE                                                                                       Page RC-2
City, State  Zip:       HUNTINGTON, WV 25701
FDIC Certificate No.:   |0|6|7|6|8|
                        -----------

Schedule RC--Continued

                                                                                                     -----------------------
                                                                       Dollar Amounts in Thousands   | RCON  Bil Mil  Thou |
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                           | ////////////////// |
 13.  Deposits:                                                                                       | ////////////////// |
      a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)................... | 2200     2,061,357 | 13.a.
                                                                              ----------------------- | ////////////////// |
         (1) Noninterest-bearing(1).......................................... | RCON 6631 |   297,616 | ////////////////// | 13.a.(1
         (2) Interest-bearing................................................ | RCON 6636 | 1,763,741 | ////////////////// | 13.a.(2
                                                                              ----------------------- | ////////////////// |
      b. In foreign offices, Edge and Agreement subsidiaries, and IBPs............................... | ////////////////// |
         (1) Noninterest-bearing..................................................................... | ////////////////// |
         (2) Interest-bearing........................................................................ | ////////////////// |
 14.  Federal funds purchased and securities sold under agreements to repurchase:                     | ////////////////// |
      a. Federal funds purchased..................................................................... | 0278        39,720 | 14.a.
      b. Securities sold under agreements to repurchase.............................................. | 0279       119,989 | 14.b.
 15.  a. Demand notes issued to the U.S. Treasury.................................................... | 2840             0 | 15.a.
      b. Trading liabilities (from Schedule RC-D).................................................... | 3548             0 | 15.b.
 16.  Other borrowed money:                                                                           | ////////////////// |
      a. With a remaining maturity of one year or less............................................... | 2332             0 | 16.a.
      b. With a remaining maturity of more than one year............................................. | 2333           114 | 16.b.
 17.  Mortgage indebtedness and obligations under capitalized leases................................. | 2910             0 | 17.
 18.  Bank's liability on acceptances executed and outstanding....................................... | 2920             0 | 18.
 19.  Subordinated notes and debentures.............................................................. | 3200             0 | 19.
 20.  Other liabilities (from Schedule RC-G)......................................................... | 2930        29,054 | 20.
 21.  Total liabilities (sum of items 13 through 20)................................................. | 2948     2,242,234 | 21.
                                                                                                      | ////////////////// |
 22.  Limited-life preferred stock and related surplus............................................... | 3282             0 | 22.
 EQUITY CAPITAL                                                                                       | ////////////////// |
 23.  Perpetual preferred stock and related surplus.................................................. | 3838             0 | 23.
 24.  Common stock................................................................................... | 3230        56,950 | 24.
 25.  Surplus (exclude all surplus related to preferred stock)....................................... | 3839        76,475 | 25.
 26.  a. Undivided profits and capital reserves...................................................... | 3632       150,880 | 26.a.
      b. Net unrealized holding gains (losses) on available-for-sale securities...................... | 8434         1,104 | 26.b.
 27.  Cumulative foreign currency translation adjustments............................................ | ////////////////// |
 28.  Total equity capital (sum of items 23 through 27).............................................. | 3210       285,409 | 28.
 29.  Total liabilities, limited-life preferred stock, and equity capital                             | ////////////////// |
      (sum of items 21, 22 and 28)................................................................... | 3300     2,527,643 | 29.
                                                                                                      ----------------------
Memorandum
To be reported only with the March Report of Condition.
  1. Indicate in the box at the right of the statement below that best describes the                                Number
     most comprehensive level of auditing work performed for the bank by independent external         ----------------------
     auditors as of any date during 1995............................................................. | RCON 6724  |  N/A  | M.1.
                                                                                                      ----------------------

1 - Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 - Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 - Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 - Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 - Review of the bank's financial statements by external auditors
6 - Compilation of the bank's financial statements by external auditors
7 - Other audit procedures (excluding tax preparation work)
8 - No external audit work

------------
(1) Includes total deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:   BANC ONE WEST VIRGINIA                Call Date:  9/30/96
Address:               1000 5TH AVE                          ST-BK:      54-0620
City, State,  Zip:     HUNTINGTON, WV  25701                 PFIEC:      032
FDIC Certificate No.:  | 0 | 6 | 7 | 6 | 8 |                           Page RC-3
                       ---------------------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                  ----------
                                                                                                                  |  C305  |  --
                                                                                                      ----------------------
                                                                          Dollar Amounts in Thousands | RCON  Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and coin:                      | ////////////////// |
    a.  Cash items in process of collection and unposted debits ....................................  | 0020        67,060 | 1.a.
    b.  Currency and coin ..........................................................................  | 0080        32,064 | 1.b.
2.  Balance due from depository institutions in the U.S.:                                             | ////////////////// |
    a.  U.S. branches and agencies of foreign banks ................................................  | 0083             0 | 2.a.
    b.  Other commercial banks in the U.S. and other depository institutions in the U.S. ...........  | 0085           610 | 2.b.
3.  Balances due from banks in foreign countries and foreign central banks:                           | ////////////////// |
    a.  Foreign branches of other U.S. banks .......................................................  | 0073             0 | 3.a.
    b.  Other banks in foreign countries and foreign central banks .................................  | 0074             0 | 3.b.
4.  Balances due from Federal Reserve Banks ........................................................  | 0090         5,045 | 4.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) ............  | 0010       104,779 | 5.
                                                                                                      ----------------------
Memorandum                                                                                            ----------------------
                                                                          Dollar Amounts in Thousands | RCON  Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a and     | ////////////////// |
    2.b above) .....................................................................................  | 0050           609 | M.1.
                                                                                                      ----------------------

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                  ----------
                                                                                                                  |  C310  |  --
                                       -------------------------------------------------------------------------------------
                                       |            Held-to-maturity             |           Available-for-sale            |
                                       -------------------------------------------------------------------------------------
                                       |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                       |   Amortized Cost   |     Fair Value     |   Amortized Cost   |   Fair Value (1)   |
                                       -------------------------------------------------------------------------------------
           Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
1.  U.S. Treasury securities ........  | 0211             0 | 0213             0 | 1286        26,368 | 1287        25,949 | 1.
2.  U.S. Government agency and         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    corporate obligations (exclude     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    mortgage-backed securities):       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a.  Issued by U.S. Government      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        agencies (2) ................  | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
    b.  Issued by U.S. Government-     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        sponsored agencies (3) ......  | 1294         1,002 | 1295         1,005 | 1297        18,529 | 1298        18,352 | 2.b.
                                       -------------------------------------------------------------------------------------

____________________

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:   BANC ONE WEST VIRGINIA                Call Date:  9/30/96
Address:               1000 5TH AVE                          ST-BK:      54-0620
City, State,  Zip:     HUNTINGTON, WV  25701                 FFIEC       032
FDIC Certificate No.:  | 0 | 6 | 7 | 6 | 8 |                           Page RC-4
                       ---------------------

Schedule RC-B--Continued

                                       -------------------------------------------------------------------------------------
                                       |            Held-to-maturity             |           Available-for-sale            |
                                       -------------------------------------------------------------------------------------
                                       |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                       |   Amortized Cost   |     Fair Value     |   Amortized Cost   |   Fair Value (1)   |
                                       -------------------------------------------------------------------------------------
           Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
3.  Securities issued by states and    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    political subdivisions in the      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    U.S.:                              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a.  General obligations .........  | 1676        14,709 | 1677        15,397 | 1678        45,974 | 1679        47,674 | 3.a.
    b.  Revenue obligations .........  | 1681         4,749 | 1686         4,954 | 1690         2,713 | 1691         2,800 | 3.b.
    c.  Industrial development         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        and similar obligations......  | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4.  Mortgage-backed securities (MBS):  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a.  Pass-through securities:       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        (1)  Guaranteed by GNMA .....  | 1698             0 | 1699             0 | 1701        13,424 | 1702        13,605 | 4.a.(1)
        (2)  Issued by FNMA and FHLMC  | 1703             0 | 1705             0 | 1706        99,604 | 1707       100,675 | 4.a.(2)
        (3)  Other pass-through        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
             securities .............  | 1709             0 | 1710             0 | 1711        11,332 | 1713        11,535 | 4.a.(3)
    b.  Other mortgage-backed          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        securities (include CMOs,      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        REMICs, and stripped MBS):     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        (1)  Issued or guaranteed by   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
             FNMA, FHLMC, or GNMA ...  | 1714             0 | 1715             0 | 1716       105,180 | 1717       105,178 | 4.b.(1)
        (2)  Collateralized by MBS     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
             issued or guaranteed by   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
             FNMA, FHLMC, or GNMA ...  | 1718             0 | 1719             0 | 1731            33 | 1732            34 | 4.b.(2)
        (3)  All other mortgage-       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
             backed securities ......  | 1733             0 | 1734             0 | 1735        45,065 | 1736        44,726 | 4.b.(3)
5.  Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a.  Other domestic debt            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        securities ..................  | 1737             0 | 1738             0 | 1739        24,869 | 1741        24,614 | 5.a.
    b.  Foreign debt securities .....  | 1742            10 | 1743            10 | 1744             0 | 1746             0 | 5.b.
6.  Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a.  Investments in mutual funds .  | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
    b.  Other equity securities with   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        readily determinable fair      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        values ......................  | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
    c.  All other equity securities    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
        (1) .........................  | ////////////////// | ////////////////// | 1752         4,003 | 1753         4,003 | 6.c.
7.  Total (sum of items 1 through 6)   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    (total of column A must equal      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC, item 2.a) (total of   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    column D must equal Schedule RC,   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    item 2.b) .......................  | 1754        20,470 | 1771        21,366 | 1772       397,094 | 1773       399,145 | 7.
                                       -------------------------------------------------------------------------------------

____________________

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:     BANC ONE WEST VIRGINIA                                        Call Date:  9/30/96  ST-BK: 54-0620  FFIEC032
Address:                 1000 5TH AVE                                                                                      Page RC-5
City, State   Zip:       HUNTINGTON, WV 25701
PDIC Certificate No.:    |0|6|7|6|8|
                         -----------

Schedule RC-B--Continued
                                                                                                                ----------
                                                                                                                |  C312  | --
                                                                                                    ----------------------
Memoranda                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    |                    |
1.   Pledged securities (2)........................................................................ | 0416       260,263 | M.1.
2.   Maturity and repricing data for debt securities (2), (3), (4) (excluding those in              | ////////////////// |
     nonaccrual status):                                                                            | ////////////////// |
     a.   Fixed rate debt securities with a remaining maturity of:                                  | ////////////////// |
          (1)  Three months or less................................................................ | 0343         3,411 | M.2.a.(1)
          (2)  Over three months through 12 months................................................. | 0344        11,741 | M.2.a.(2)
          (3)  Over one year through five years.................................................... | 0345        96,406 | M.2.a.(3)
          (4)  Over five years..................................................................... | 0346       115,642 | M.2.a.(4)
          (5)  Total fixed rate debt securities (sum of Memorandum items 2.a (1) through 2.a....... |                    |
               (4))................................................................................ | 0347       227,200 | M.2.a.(5)
     b.   Floating rate debt securities with a repricing frequency of:                              | ////////////////// |
          (1)  Quarterly or more frequently........................................................ | 4544       180,612 | M.2.b.(1)
          (2)  Annually or more frequently, but less frequently than quarterly..................... | 4545         7,652 | M.2.b.(2)
          (3)  Every five years or more frequently, but less frequently than annually.............. | 4551           145 | M.2.b.(3)
          (4)  Less frequently than every five years............................................... | 4552             0 | M.2.b.(4)
          (5)  Total floating rate debt securities (sum of Memorandum items 2.b. (1) through        |                    |
               2.b. (4))........................................................................... | 4553       188,412 | M.2.b.(5)
     c.   Total debt securities (sum of Memorandum items 2.a (5) and 2.b. (5)) (must equal total    | ////////////////// |
          debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus      | ////////////////// |
          nonaccrual debt securities included in Schedule RC-N, item 9, column c).................. | 0393       425,612 | M.2.c.
3.   Not applicable                                                                                 | ////////////////// |
4.   Held-to-maturity debt securities restructured and in compliance with modified terms (included  | ////////////////// |
     in Schedule RC-B, items 3 through 5, column A. above)......................................... | 5365             0 | M.4.
5.   Not applicable                                                                                 | ////////////////// |
6.   Floating rate debt securities with a remaining maturity of one year or less (2), (4) (included | ////////////////// |
     in Memorandum items 2.b. (1) through 2.b. (4) above).......................................... | 5519         1,000 | M.6.
7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or     | ////////////////// |
     trading securities during the calendar year-to-date (report the amortized cost at date         | ////////////////// |
     of sale or transfer).......................................................................... | 1778             0 | M.7.
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale         | ////////////////// |
     accounts in Schedule RC-B, item 4.b):                                                          | ////////////////// |
     a.   Amortized cost........................................................................... | 8780         2,400 | M.8.a.
     b.   Pair value............................................................................... | 8781         2,370 | M.8.b.
9.   Structured notes (included in the held-to-maturity and available-for-sale accounts in          | ////////////////// |
     Schedule RC-B, items 2, 3, and 5):                                                             | ////////////////// |
     a.   Amortized cost........................................................................... | 8782             0 | M.9.a.
     b.   Fair value............................................................................... | 8783             0 | M.9.b.
                                                                                                    ----------------------
--------------
(2)  Includes held-to-maturity securities at amortized cost and available-for sale securities at fair value.
(3)  Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4)  Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.




Legal Title of Bank:  BANC ONE WEST VIRGINIA                                         Call Date:  9/30/96   ST-BK: 54-0620  PFIEC 032
Address:              1000 5TH AVE                                                                                         Page RC-6
City, State  Zip:     HUNTINGTON, WV  25701
FDIC Certificate No.: |0|6|7|6|8|
                      ___________

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I.   LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.
Report total loans and leases, net of unearned income. Exclude assets held for trading.
                                                                                                                 ________
                                                                                                                 | C315 | --
                                                                                                                 ________
                                                             Dollar Amounts in Thousands    | RCON   Bil    Mil   Thou  |
_________________________________________________________________________________________________________________________
1.  Loans secured by real estate:                                                           | ///////////////////////// |
    a. Construction and land development.................................................   | 1415               33,791 | 1.a.
    b. Secured by farmland (including farm residential and other improvements)...........   | 1420                4,748 | 1.b.
    c. Secured by 1-4 family residential properties:                                        | ///////////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential properties and       | ///////////////////////// |
           extended under lines of credit................................................   | 1797              128,635 | 1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:                    | ///////////////////////// |
           (a) Secured by first liens....................................................   | 5367              413,746 | 1.c.(2)(a)
           (b) Secured by junior liens...................................................   | 5368                6,347 | 1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties.........................   | 1460               23,525 | 1.d.
    e. Secured by nonfarm nonresidential properties......................................   | 1480              259,852 | 1.e.
2.  Loans to depository institutions:                                                       | ///////////////////////// |
    a. To commercial banks in the U.S.:                                                     | ///////////////////////// |
       (1) To U.S. branches and agencies of foreign banks................................   | 1506                    0 | 2.a.(1)
       (2) To other commercial banks in the U.S..........................................   | 1507                    0 | 2.a.(2)
    b. To other depository institutions in the U.S.......................................   | 1517                    0 | 2.b.
    c. To banks in foreign countries:                                                       | ///////////////////////// |
       (1) To foreign branches of other U.S. banks.......................................   | 1513                    0 | 2.c.(1)
       (2) To other banks in foreign countries...........................................   | 1516                    0 | 2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers..................   | 1590                1,751 | 3.
4.  Commercial and industrial loans:                                                        | ///////////////////////// |
    a. To U.S. addresses (domicile)......................................................   | 1763              246,727 | 4.a.
    b. To non-U.S. addresses (domicile)..................................................   | 1764                    0 | 4.b.
5.  Acceptances of other banks:                                                             | ///////////////////////// |
    a. Of U.S. banks.....................................................................   | 1756                    0 | 5.a.
    b. Of foreign banks..................................................................   | 1757                    0 | 5.b.
6.  Loans to individuals for household, family, and other personal expenditures             | ///////////////////////// |
    (i.e., consumer loans) (includes purchased paper):                                      | ///////////////////////// |
    a. Credit cards and related plans (includes check credit and other revolving            |                           |
       credit plans).....................................................................   | 2008               62,826 | 6.a.
    b. Other (includes single payment, installment, and all student loans)...............   | 2011              463,683 | 6.b.
7.  Loans to foreign governments and official institutions (including foreign               | ///////////////////////// |
    central banks).......................................................................   | 2081                    0 | 7.
8.  Obligations (other than securities and leases) of states and political subdivisions     | ///////////////////////// |
    in the U.S. (includes nonrated industrial development obligations)...................   | 2107               25,782 | 8.
9.  Other loans:                                                                            | ///////////////////////// |
    a. Loans for purchasing or carrying securities (secured and unsecured)...............   | 1545                    0 | 9.a.
    b. All other loans (exclude consumer loans)..........................................   | 1564                2,678 | 9.b.
10. Lease financing receivables (net of unearned income):                                   | ///////////////////////// |
    a. Of U.S. addressees (domicile).....................................................   | 2182               13,836 |10.a.
    b. Of non-U.S. addressees (domicile).................................................   | 2183                    0 |10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above......................   | 2123               12,597 |11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10               | ///////////////////////// |
    minus item 11) (must equal Schedule RC, item 4.a)....................................   | 2122             1,675,330|12.
                                                                                            _____________________________


Legal Title of Bank:  BANC ONE WEST VIRGINIA                      Call Date: 9/30/96  ST-BK:  54-0620   PPTEC 032
Address:              1000 5th Ave                                                                      Page RC-7
City, State, Zip:     HUNTINGTON, WV 25701
FDIC Certificate No.: |0|6|7|6|8|
                      -----------
Schedule RC-C--Continued

Part I. Continued

Memoranda
                                                                                       ------------------------------------
                                                           Dollar Amounts in Thousands |  RCON     Bil      Mil     Thou  |
---------------------------------------------------------------------------------------|----------------------------------|
1. Commercial paper included in Schedule RC-C, part I, above.......................... |  1496                         0  |M.1.
2. Loans and leases restructured and in compliance with modified terms (included in    |  //////////////////////////////  |
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in          |  //////////////////////////////  |
   Schedule RC-N, Memorandum item 1):                                                  |  //////////////////////////////  |
   a. Loans secured by real estate:                                                    |  //////////////////////////////  |
      (1) To U.S. addressees (domicile)............................................... |  1687                         0  |M.2.a.(1)
      (2) To non-U.S. addressees (domicile)........................................... |  1689                         0  |M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to            |  //////////////////////////////  |
      individuals for household, family, and other personal expenditures)............. |  8691                         0  |M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.   |  //////////////////////////////  |
      addressees (domicile) included in Memorandum item 2.b above..................... |  8692                         0  |M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual  |  //////////////////////////////  |
   status):                                                                            |  //////////////////////////////  |
   a. Fixed rate loans and leases with a remaining maturity of:                        |  //////////////////////////////  |
      (1) Three months or less........................................................ |  0348                    16,641  |M.3.a.(1)
      (2) Over three months through 12 months......................................... |  0349                    30,774  |M.3.a.(2)
      (3) Over one year through five years............................................ |  0356                   558,825  |M.3.a.(3)
      (4) Over five years............................................................. |  0357                   240,003  |M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)           |  //////////////////////////////  |
          through 3.a.(4))............................................................ |  0358                   946,243  |M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                               |  //////////////////////////////  |
      (1) Quarterly or more frequently................................................ |  4554                   544,670  |M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly............. |  4555                   153,255  |M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than annually...... |  4561                   124,554  |M.3.b.(3)
      (4) Less frequently than every five years....................................... |  4564                     5,553  |M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4)). |  4567                   828,032  |M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must       |  //////////////////////////////  |
      equal the sum of total loans and leases, net, from Schedule RC-C, part I         |  //////////////////////////////  |
      item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total   |  //////////////////////////////  |
      nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8,        |  //////////////////////////////  |
      column C)....................................................................... |  1479                 1,674,275  |M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less (included in   |  //////////////////////////////  |
      Memorandum items 3.b.(1) through 3.b.(4) above)................................. |  A246                   370,338  |M.3.d.
4. Loans to finance commercial real estate, construction, and land development         |  //////////////////////////////  |
   activities (not secured by real estate) included in Schedule RC-C, part I, items 4  |  //////////////////////////////  |
   and 9.b, page RC-6(2).............................................................. |  2746                     9,087  |M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above).......... |  5369                         0  |M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential   |  //////////////////////////////  |
   properties (included in Schedule RC-C, part I, item 1.c. (2)(a), page RC-6)........ |  5370                   260,563  |M.6.
                                                                                       ------------------------------------
------------------------
(1)  Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2)  Exclude loans accrued by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

                                       9

Legal Title of Bank:  BANC ONE WEST VIRGINIA
Address:              1000 5th Ave.
City, State, Zip:     Huntington, WV 25701
FDIC Certificate No:  |0|6|7|6|8|
                      -----------

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to by completed only be banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                               ---------
                                                                                                               |  C320   |
                                                                                                   |----------------------
                                                                  Dollar Amount in Thousands       |RCON  Bil   Mil  Thou|
-------------------------------------------------------------------------------------------------  |---------------------|
ASSETS                                                                                             |/////////////////////|
  1.  U.S. Treasury securities...................................................................  |3531             N/A |  1.
  2.  U.S. Government agency and corporation obligations (exclude mortgage-securities)...........  |3532             N/A |  2.
  3.  Securities issued by states and political subdivisions in the U.S..........................  |3533             N/A |  3.
  4.  Mortgage-backed securities (MBS):                                                            |/////////////////////|
      a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA..................   |3534             N/A |  4a.
      b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA            |/////////////////////|
          (include CMOs, REMICs, and stripped MBS)...............................................  |3535             N/A |  4b.
      c.  All other mortgage-backed securities...................................................  |3536             N/A |  4c.
  5.  Other debt securities......................................................................  |3537             N/A |  5.
  6.  Certificates of deposit....................................................................  |3538             N/A |  6.
  7.  Commercial paper...........................................................................  |3539             N/A |  7.
  8.  Banker's acceptances.......................................................................  |3540             N/A |  8.
  9.  Other trading assets.......................................................................  |3541             N/A |  9.
 10.  Not applicable.............................................................................  |/////////////////////|
 11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity    |/////////////////////|
      contracts..................................................................................  |4549             N/A |  11.
 12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).........   |3545             N/A |  12.
                                                                                                   -----------------------

                                                                                                   -----------------------
LIABILITIES                                                                                        |RCON  Bil   Mil  Thou|
 13.  Liability for short positions..............................................................  |3546             N/A |  13.
 14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity   |/////////////////////|
      contracts..................................................................................  |3547             N/A |  14.
 15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b).....  |3538             N/A |  15.
                                                                                                   -----------------------

Legal Title of Bank:   BANC ONE  WEST VIRGINIA                              Call Date:     9/30/96    ST-BK:  39-1580   FFIEC  031
Address:               1000 5TH AVE                                                                                     Page  RC-9
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-E--Deposit Liabilities


                                                                                                                     ----------
                                                                                                                     |  C325  |(-
                                                         ----------------------------------------------------------------------
                                                         |                                             |    Nontransaction    |
                                                         |            Transaction Accounts             |       Accounts       |
                                                         ----------------------------------------------------------------------
                                                         |      (Column A)      |      (Column B)      |      (Column C)      |
                                                         |  Total transaction   |     Memo:  Total     |         Total        |
                                                         | accounts (including  |    demand deposits   |     nontransaction   |
                                                         |    total demand      |     (included in     |        accounts      |
                                                         |      deposits)       |       column A)      |   (including MMDAs)  |
                                                         |----------------------|----------------------|----------------------|
                            Dollars Amounts in Thousands | RCON  Bil  Mil  Thou | RCON  Bil  Mil  Thou | RCON  Bil  Mil  Thou |
-------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                             | //////////////////// | //////////////////// | //////////////////// |
1. Individuals, partnerships, and corporations ......... | 2201         381,367 | 2240         250,427 | 2346       1,598,863 | 1.
2. U.S. Government ..................................... | 2202           8,179 | 2280           8,179 | 2520             251 | 2.
3. States and political subdivisions in the U.S. ....... | 2203          19,533 | 2290          14,888 | 2530          28,863 | 3.
4. Commercial banks in the U.S. ........................ | 2206          13,899 | 2310          13,899 | 2550              99 | 4.
5. Other depository institutions in the U.S............. | 2207           4,638 | 2312           4,638 | 2349              80 | 5.
6. Banks in foreign countries .......................... | 2213               0 | 2320               0 | 2236               0 | 6.
7. Foreign governments and official institutions         | //////////////////// | //////////////////// | //////////////////// |
   (including foreign central banks).................... | 2216               0 | 2300               0 | 2377               0 | 7.
8. Certified and official checks ....................... | 2330           5,585 | 2330           5,585 | //////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of              | //////////////////// | //////////////////// | //////////////////// |
   columns A and C must equal Schedule RC,               | //////////////////// | //////////////////// | //////////////////// |
   item 13.a) .......................................... | 2215         433,201 | 2210         297,616 | 2385       1,628,156 | 9.
                                                         ----------------------------------------------------------------------

Memoranda
                                                                                                  ------------------------
                                                                   Dollars Amounts in Thousands   | RCON  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                  | //////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ....................... | 6835          94,928 | M.1.a.
   b. Total brokered deposits.................................................................... | 2365               0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                    | //////////////////// |
      (1) Issued in denominations of less than $100,000.......................................... | 2343               0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than             | //////////////////// |
          $100,000 and participated out by the broker in shares of $100,000 or less.............. | 2344               0 | M.1.c.(2)
   d. Maturity data for brokered deposits:                                                        | //////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining        | //////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above)............... | A243               0 | M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining          | //////////////////// |
          maturity of one year or less (included in Memorandum item 1.b above)................... | A244               0 | M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.     | //////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law).. | 5590          32,324 | M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d           | //////////////////// |
   must equal item 9, column C above):                                                            | //////////////////// |
   a. Savings deposits:                                                                           | //////////////////// |
      (1) Money market deposit accounts (MMDAs).................................................. | 6810         626,725 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)................................................ | 0352         313,192 | M.2.a.(2)
   b. Total time deposits of less than $100,000.................................................. | 6648         596,446 | M.2.b.
   c. Time certificates of deposit of $100,000 or more........................................... | 6645          91,793 | M.2.c.
   d. Open-account time deposits of $100,000 or more............................................. | 6646               0 | M.2.d.
3. All NOW accounts (included in column A above)................................................. | 2398         135,457 | M.3.
                                                                                                  ------------------------
4. Not applicable


Legal Title of Bank:   BANC ONE  WEST VIRGINIA                              Call Date:     9/30/96    ST-BK:  39-1580   FFIEC] 031
Address:               1000 5TH AVE                                                                                     Page RC-1
City,  State   Zip:    HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-E--Continued


Memoranda (continued)
                                                                                                 ______________________
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil  Thou |
________________________________________________________________________________________________|______________________
5. Maturity and repricing data for time deposits of less than $100,000 (sum of                  | //////////////////// |
   Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)          | //////////////////// |
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:              | //////////////////// |
      (1) Three months or less..................................................................| A225         144,468 | M.5.a.(1)
      (2) Over three months through 12 months...................................................| A226         281,690 | M.5.a.(2)
      (3) Over one year.........................................................................| A227         170,288 | M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:          | //////////////////// |
      (1) Quarterly or more frequently..........................................................| A228               0 | M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.......................| A229               0 | M.5.b.(2)
      (3) Less frequently than annually.........................................................| A230               0 | M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of            | //////////////////// |
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above).............| A231               0 | M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates   | //////////////////// |
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)           | //////////////////// |
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum            | //////////////////// |
   items 2.c and 2.d above): (1)                                                                | //////////////////// |
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                | //////////////////// |
      (1) Three months or less..................................................................| A232          22,925 | M.6.a.(1)
      (2) Over three months through 12 months...................................................| A233          44,492 | M.6.a.(2)
      (3) Over one year through five years......................................................| A234          22,999 | M.6.a.(3)
      (4) Over five years.......................................................................| A235           1,377 | M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:            | //////////////////// |
      (1) Quarterly or more frequently..........................................................| A236               0 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.......................| A237               0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually................| A238               0 | M.6.b.(3)
      (4) Less frequently than every five years.................................................| A239               0 | M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of              | //////////////////// |
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above).............| A240               0 | M.6.c.
                                                                                                 ______________________

-----------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5th Ave                                                                                     Page  RC-1
City,  State     Zip:  Huntington, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-F--Other Assets

                                                                                                                 ----------
                                                                                                                   | C330  |(-
                                                                                                   ------------------------
                                                                       Dollar Amounts in Thousands |  RCON  Bil  Mil  Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans...........................................................| 2164          11,203  | 1.
2. Net deferred tax assets(1)......................................................................| 2148               0  | 2.
3. Excess residential mortgage servicing fees receivable...........................................| 5371               0  | 3.
4. Other (itemize and describe amounts that exceed 25% of this item)...............................| 2168          27,803  | 4.
      -------------                                                     ---------------------------|                       |
   a. | TEXT 3549 | A/R Other                                           | RCON 3549 |      10,201  | ////////////////////  | 4.a.
      ------------------------------------------------------------------|           |              |                       |
   b. | TEXT 3550 |                                                     | RCON 3550 |              | ////////////////////  | 4.b
      ------------------------------------------------------------------|           |              |                       |
   c. | TEXT 3551 |                                                     | RCON 3551 |              | ////////////////////  | 4.c
      ---------------------------------------------------------------------------------------------|                       |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)..............................| 2160          39,006  | 5.
                                                                                                   _________________________

                                                                                                   ________________________
Memorandum                                                             Dollar Amounts in Thousands |  RCON  Bil  Mil  Thou |
----------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes..................................| 5610               0  | M.1.
                                                                                                   |-----------------------|

Schedule RC-G--Other Liabilities                                                                                     -----
                                                                                                                     |C335|(-
                                                                                                  ------------------------
                                                                      Dollar Amounts in Thousands |  RCON  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits (2).................................................| 3645           10,092 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)...................| 3646           14,081 | 1.b.
2. Net deferred tax liabilities (1)...............................................................| 3049            4,289 | 2.
3. Minority interest in consolidated subsidiaries.................................................| 3000                0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item)..............................| 2938              592 | 4.
      -------------                                                     -------------             |                       |
   a. | TEXT 3552 |                                                     | RCON 3552 |             | ////////////////////  | 4.a
      ------------------------------------------------------------------|           |             |                       |
   b. | TEXT 3553 |                                                     | RCON 3553 |             | ////////////////////  | 4.b.
      ------------------------------------------------------------------|           |             |                       |
   c. | TEXT 3554 |                                                     | RCON 3554 |             | ////////////////////  | 4.c.
      --------------------------------------------------------------------------------------------|                       |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).............................| 2930           29,054 | 5.
                                                                                                  |-----------------------|

______________________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, includes "dividends" accrued and unpaid on deposits.


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5th Ave                                                                                     Page  RC-12
City,  State     Zip:  Huntington, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-K--Quarterly Averages(1)

                                                                                                               --------
                                                                                                               | C355 | (-
                                                                                                -----------------------
                                                                   Dollar Amounts in Thousands  |  RCON Bil Mil Thou  |
-----------------------------------------------------------------------------------------------------------------------
 1. Interest-bearing balances due from depository institutions..................................| 3381              0 | 1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)..........| 3382        307,667 | 2.
 3. Securities issued by states and political subdivisions in the U.S. (2)......................| 3383         71,579 | 3.
 4. a. Other debt securities(2).................................................................| 3647        101,349 | 4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)....| 3648          4,003 | 4.b.
 5. Federal funds sold and securities purchased under agreements to resell......................| 3365        137,140 | 5.
 6. Loans:                                                                                      | /////////////////// |
    a. Total loans..............................................................................| 3360      1,781,967 | 6.a.
    b. Loans secured by real estate.............................................................| 3385        914,079 | 6.b.
    c. Loans to finance agricultural production and other loans to farmers......................| 3386          4,875 | 6.c.
    d. Commercial and industrial loans..........................................................| 3387        261,413 | 6.d.
    e. Loans to individuals for household, family, and other personal expenditures..............| 3388        606,474 | 6.e.
 7. Trading assets..............................................................................| 3401              0 | 7.
 8. Lease financing receivables (net of unearned income)........................................| 3484         14,002 | 8.
 9. Total assets(4).............................................................................| 3368      2,612,891 | 9.
LIABILITIES                                                                                     | /////////////////// |
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts,                          | /////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits)................| 3485        140,992 | 10.
11. Nontransaction accounts:                                                                    | /////////////////// |
    a. Money market deposit accounts (MMDAs)....................................................| 3486        619,949 | 11.a.
    b. Other savings deposits...................................................................| 3487        316,958 | 11.b.
    c. Time certificates of deposit of $100,000 or more.........................................| 3345         66,281 | 11.c.
    d. All other time deposits..................................................................| 3469        741,937 | 11.d.
12. Federal funds purchased and securities sold under agreements to repurchase..................| 3353        137,140 | 12.
13. Other borrowed money........................................................................| 3355            114 | 13.
                                                                                                 ---------------------

----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5th Ave                                                                                     Page  RC-1
City,  State     Zip:  Huntington, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                              -------
                                                                                                              | c360 |(-
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                         | /////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home       | /////////////////// |
       equity lines.............................................................................| 3814         68,322 | 1.a.
    b. Credit card lines........................................................................| 3815        150,798 | 1.b.
    c. Commercial real estate, construction, and land development:                              | /////////////////// |
       (1) Commitments to fund loans secured by real estate.....................................| 3816         17,785 | 1.c.(1)
       (2) Commitments to fund loans not secured by real estate.................................| 6550          8,345 | 1.c.(2)
    d. Securities underwriting..................................................................| 3817              0 | 1.d.
    e. Other unused commitments.................................................................| 3818        191,056 | 1.e.
 2. Financial standby letters of credit ........................................................| 3819         35,384 | 2.
                                                                          ----------------------
    a. Amount of financial standby letters of credit conveyed to others   | RCON 3820 |       0 | /////////////////// | 2.a.
                                                                          ----------------------
 3. Performance standby letters of credit.......................................................| 3821         15,889 | 3.
                                                                          ----------------------
    a. Amount of performance standby letters of credit conveyed to others | RCON 3822 |       0 | /////////////////// | 3.a.
                                                                          ----------------------
 4. Commercial and similar letters of credit....................................................| 3411              0 | 4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the  | /////////////////// |
    reporting bank..............................................................................| 3428              0 | 5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting  | /////////////////// |
    (nonaccepting) bank.........................................................................| 3429              0 | 6.
 7. Securities borrowed.........................................................................| 3432              0 | 7.
 8. Securities lent (including customers' securities lent where the customer is indemnified     | /////////////////// |
    against loss by the reporting bank).........................................................| 3433              0 | 8.
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for  | /////////////////// |
    Call Report purposes:                                                                       | /////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                          | /////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date.........| 3650              0 | 9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.................| 3651              0 | 9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:           | /////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date.........| 3652              0   9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.................| 3653              0   9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                             | /////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date.........| 3654              0 | 9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.................| 3655              0 | 9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the            | /////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                     | /////////////////// |
       (1) Outstanding principal balance of small business obligations transferred              | /////////////////// |
           as of the report date................................................................| A249              0 | 9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date...............| A250              0 | 9.d.(2)
10. When-issued securities:                                                                     | /////////////////// |
    a. Gross commitments to purchase............................................................| 3434              0 | 10.a.
    b. Gross commitments to sell................................................................| 3435              0 | 10.b.
11. Spot foreign exchange contracts.............................................................| 8765              0 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize    | /////////////////// |
    and describe each component of this item over 25% of Schedule RC, item 28, "Total equity    | /////////////////// |
    capital")...................................................................................| 3430              0 | 12.
                                                                                                | /////////////////// |
       -------------                                                    ------------------------
    a. | TEXT 3555 |                                                    | RCON 3555 |           | /////////////////// | 12.a.
       -----------------------------------------------------------------
    b. | TEXT 3556 |                                                    | RCON 3556 |           | /////////////////// | 12.b.
       -----------------------------------------------------------------
    c. | TEXT 3557 |                                                    | RCON 3557 |           | /////////////////// | 12.c.
       -----------------------------------------------------------------
    d. | TEXT 3558 |                                                    | RCON 3558 |           | /////////////////// | 12.d.
       ----------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RC-1
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-L--Continued

                                                                                                    --------------------
                                                                      Dollar Amounts in Thousands  |RCON  Bil  Mil  Thou|
------------------------------------------------------------------------------------------------------------------------|
                                                                                                   |                    |
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and        |////////////////////|
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital") |5591               0|   13.
        ---------                                            ------------------------------------- |////////////////////|
    a. |TEXT 5592|__________________________________________|RCON 5592|                            |////////////////////|   13.a.
    b. |TEXT 5593|__________________________________________|RCON 5593|                            |////////////////////|   13.b.
    c. |TEXT 5594|__________________________________________|RCON 5594|                            |////////////////////|   13.c.
    d. |TEXT 5595|__________________________________________|RCON 5595|                            |////////////////////|   13.d.
       -----------------------------------------------------------------------------------------------------------------

                                                                                                                   ------
                                                                                                                   |C361|
                                  ---------------------------------------------------------------------------------------
                                  |     (Column A)      |     (Column B)      |     (Column C)      |    (Column D)      |
      Dollar Amounts in Thousands |   Interest Rate     |  Foreign Exchange   | Equity Derivative   |   Commodity and    |
--------------------------------- |     Contracts       |     Contracts       |     Contracts       |  Other Contracts   |
Off-balance Sheet Derivatives     ---------------------------------------------------------------------------------------|
     Position Indicators          |Tril  Bil  Mil  Thou |Tril  Bil  Mil  Thou |Tril  Bil  Mil  Thou |Tril  Bil  Mil  Thou|
-------------------------------------------------------------------------------------------------------------------------|
                                  |                     |                     |                     |                    |
14. Gross amounts (e.g., notional |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    amounts) (for each column,    |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    sum of items 14.a through     |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    14.e must equal sum of items  |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    15, 16.a, and 16.b):          |//////////////////// |//////////////////// |//////////////////// |////////////////////|
                                  |--------------------------------------------------------------------------------------|
    a. Futures contracts......... |                   0 |                   0 |                   0 |                   0|  14.a.
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8693       |     RCON 8694       |     RCON 8695       |     RCON 8696      |
                                  |--------------------------------------------------------------------------------------|
    b. Forward contracts......... |                   0 |                   0 |                   0 |                   0|  14.b.
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8697       |     RCON 8698       |     RCON 8699       |     RCON 8700      |
                                  |--------------------------------------------------------------------------------------|
    c. Exchange-traded option     |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       contracts:                 |//////////////////// |//////////////////// |//////////////////// |////////////////////|
                                  |--------------------------------------------------------------------------------------|
       (1) Written options....... |                   0 |                   0 |                   0 |                   0|  14.c.(1)
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8701       |     RCON 8702       |     RCON 8703       |     RCON 8704      |
                                  |--------------------------------------------------------------------------------------|
       (2) Purchased options..... |                   0 |                   0 |                   0 |                   0|  14.c.(2)
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8705       |     RCON 8706       |     RCON 8707       |     RCON 8708      |
                                  |--------------------------------------------------------------------------------------|
    d. Over-the-counter option    |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       contracts:                 |//////////////////// |//////////////////// |//////////////////// |////////////////////|
                                  |--------------------------------------------------------------------------------------|
       (1) Written options....... |              20,000 |                   0 |                   0 |                   0|  14.d.(1)
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8709       |     RCON 8710       |     RCON 8711       |     RCON 8712      |
                                  |--------------------------------------------------------------------------------------|
       (2) Purchased options..... |             220,000 |                   0 |                   0 |                   0|  14.d.(2)
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8713       |     RCON 8714       |     RCON 8715       |     RCON 8716      |
                                  |--------------------------------------------------------------------------------------|
    e. Swaps..................... |             422,315 |                   0 |                   0 |                   0|  14.e.
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 3450       |     RCON 3826       |     RCON 8719       |     RCON 8720      |
                                  |--------------------------------------------------------------------------------------|
15. Total gross notional amount   |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    of derivative contracts held  |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    for trading.................. |                   0 |                   0 |                   0 |                   0|  15.
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON A126       |     RCON A127       |     RCON 8723       |     RCON 8724      |
                                  |--------------------------------------------------------------------------------------|
16. Total gross notional amount   |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    of derivative contracts held  |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    for purposes other than       |//////////////////// |//////////////////// |//////////////////// |////////////////////|
    trading:                      |//////////////////// |//////////////////// |//////////////////// |////////////////////|
                                  |--------------------------------------------------------------------------------------|
    a. Contracts marked to        |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       market.................... |              17,545 |                   0 |                   0 |                   0|  16.a.
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8725       |     RCON 8726       |     RCON 8727       |     RCON 8728      |
                                  |--------------------------------------------------------------------------------------|
    b. Contracts not marked to    |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       market.................... |             644,770 |                   0 |                   0 |                   0|  16.b.
                                  |--------------------------------------------------------------------------------------|
                                  |     RCON 8729       |     RCON 8730       |     RCON 8731       |     RCON 8732      |
                                   --------------------------------------------------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                              Call Date:     9/30/96    ST-BK:  39-1580    FFIEC  031
Address:               1000 5TH AVE                                                                                     Page  RC-1
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-L--Continued

                                  ---------------------------------------------------------------------------------------
                                  |     (Column A)      |     (Column B)      |     (Column C)      |    (Column D)      |
      Dollar Amounts in Thousands |   Interest Rate     |  Foreign Exchange   | Equity Derivative   |   Commodity and    |
--------------------------------- |     Contracts       |     Contracts       |     Contracts       |  Other Contracts   |
|Off-balance Sheet Derivatives    |--------------------------------------------------------------------------------------|
|    Position Indicators          |RCON  Bil  Mil  Thou |RCON  Bil  Mil  Thou |RCON  Bil  Mil  Thou |RCON  Bil  Mil  Thou|
-------------------------------------------------------------------------------------------------------------------------|
                                  |                     |                     |                     |                    |
17. Gross fair values             |//////////////////// |//////////////////// |//////////////////// |////////////////////|
      a. Contracts held for       |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       trading:                   |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       (1) Gross positive         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
           fair value............ |8733               0 |8734               0 |8735               0 |8736               0|  17.a.(1)
       (2) Gross negative         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
           fair value............ |8737               0 |8738               0 |8739               0 |8740               0|  17.a.(2)
    b. Contracts held for         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       purposes other than        |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       trading that are marked    |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       to market:                 |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       (1) Gross positive         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
           fair value............ |8741             149 |8742               0 |8743               0 |8744               0|  17.b.(1)
       (2) Gross negative         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
           fair value............ |8745              19 |8746               0 |8747               0 |8748               0|  17.b.(2)
    c. Contracts held for         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       purposes other than        |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       trading that are not       |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       marked to market:          |//////////////////// |//////////////////// |//////////////////// |////////////////////|
       (1) Gross positive         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
           fair value............ |8749               0 |8750               0 |8751               0 |8752               0|  17.c.(1)
       (2) Gross negative         |//////////////////// |//////////////////// |//////////////////// |////////////////////|
           fair value............ |8753           2,544 |8754               0 |8755               0 |8756               0|  17.c.(2)
                                   --------------------------------------------------------------------------------------

                                                                                                      ---------------------
Memoranda                                                                 Dollar Amounts in Thousands |RCON  Bil  Mil  Thou|
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      |                    |
1.-2. Not applicable                                                                                  |////////////////////|
3. Unused commitments with an original maturity exceeding one year that are reported in               |////////////////////|
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments        |////////////////////|
   that are fee paid or otherwise legally binding)................................................... |3833          74,486|  M.3.
   a. Participations in commitments with an original maturity                  ---------------------- |////////////////////|
      exceeding one year conveyed to others................................... |RCON 3834       |  0| |////////////////////|  M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:       --------------------  |////////////////////|
   Standby letters of credit (both financial and performance) issued to non-U.S. addressees           |                    |
    (domicile) included in Schedule RC-L, items 2 and 3, above....................................... |3377             N/A|  M.4.
                                                                                                      |////////////////////|
5. Installment loans to individuals for household, family, and other personal expenditures that       |////////////////////|
   have been securitized and sold without recourse (with servicing retained), amounts outstanding     |////////////////////|
   by type of loan:                                                                                   |////////////////////|
   a. Loans to purchase private passenger automobiles (to be completed for the                        |////////////////////|
      September report only)......................................................................... |2741               0|  M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)..................................... |2742               0|  M.5.b.
   c. All other consumer installment credit (including mobile home loans) (to be completed for the    |////////////////////|
      September report only)......................................................................... |2743               0|  M.5.c.
                                                                                                       --------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  39-1580   FFIEC  031
Address:               1000 5TH AVE                                                                                     Page  RC-1
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-M--Memoranda

                                                                                                                    ------
                                                                                                                    |C365|(-
                                                                                                      --------------------
                                                                        Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal        |////////////////////|
   shareholders, and their related interests as of the report date:                                  |////////////////////|
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   |////////////////////|
      shareholders, and their related interests..................................................... |6164          34,696|  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of      |////////////////////|
      all extensions of credit by the reporting bank (including extensions of credit to              |////////////////////|
      related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number  |////////////////////|
                                                                                 --------------------
      of total capital as defined for this purpose in agency regulations....... |RCON 6165|      12  |////////////////////|  1.b.
                                                                                 --------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches         |////////////////////|
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b).................... |3405               0|  2.
3. Not applicable.                                                                                   |////////////////////|
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others        |////////////////////|
   (include both retained servicing and purchased servicing):                                        |////////////////////|
   a. Mortgages serviced under a GNMA contract...................................................... |5500               0|  4.a.
   b. Mortgages serviced under a FHLMC contract:                                                     |////////////////////|
      (1) Serviced with recourse to servicer........................................................ |5501               0|  4.b.(1)
      (2) Serviced without recourse to servicer..................................................... |5502               0|  4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                      |////////////////////|
      (1) Serviced under a regular option contract.................................................. |5503               0|  4.c.(1)
      (2) Serviced under a special option contract.................................................. |5504               0|  4.c.(2)
   d. Mortgages serviced under other servicing contracts............................................ |5505               0|  4.d.
5. To be completed only by banks with $1 billion or more in total assets:                            |////////////////////|
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must       |////////////////////|
   equal Schedule RC, item 9):                                                                       |////////////////////|
   a. U.S. addressees (domicile).................................................................... |2103             N/A|  5.a.
   b. Non-U.S. addressees (domicile)................................................................ |2104             N/A|  5.b.
6. Intangible assets:                                                                                |////////////////////|
   a. Mortgage servicing rights..................................................................... |3164               0|  6.a.
   b. Other identifiable intangible assets:                                                          |////////////////////|
      (1) Purchased credit card relationships....................................................... |5506               0|  6.b.(1)
      (2) All other identifiable intangible assets.................................................. |5507              91|  6.b.(2)
   c. Goodwill...................................................................................... |3163          17,868|  6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)........................ |2143          17,959|  6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or   |////////////////////|
      are otherwise qualifying for regulatory capital purposes...................................... |6442               0|  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to               |////////////////////|
   redeem the debt.................................................................................. |3295               0|  7.
                                                                                                     |--------------------|

----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RC-1
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------


Schedule RC-M--Continued

                                                                                             ----------------------
                                                                Dollar Amounts in Thousands   RCON   Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:                                                               /////////////////////
       (1) Direct and indirect investments in real estate ventures..........................  5372                0    8.a.(1)
       (2) All other real estate owned:                                                       /////////////////////
           (a) Construction and land development............................................  5508              345    8.a.(2)(a)
           (b) Farmland.....................................................................  5509                0    8.a.(2)(b)
           (c) 1-4 family residential properties............................................  5510              711    8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties...............................  5511                0    8.a.(2)(d)
           (e) Nonfarm nonresidential properties ...........................................  5512              932    8.a.(2)(e)
       (3) Total (sum of items 8.a.1) and 8.a.(2)) (must equal Schedule RC, item 7).........  2150            1,988    8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                   /////////////////////
       (1) Direct and indirect investments in real estate ventures..........................  5374                0    8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies....  5375              122    8.b.(2)
       (3) Total (sum of items 8.b.1) and 8.b.(2)) (must equal Schedule RC, item 8).........  2130              122    8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies.................  5376           19,071    8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,      /////////////////////
    item 23, "Perpetual preferred stock and related surplus"................................  3778                0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include             /////////////////////
    proprietary, private label, and third party products):                                    /////////////////////
    a. Money market funds...................................................................  6441                0   10.a.
    b. Equity securities funds..............................................................  8427            4,969   10.b.
    c. Debt securities funds................................................................  8428            4,347   10.c.
    d. Other mutual funds...................................................................  8429                0   10.d.
    e. Annuities............................................................................  8430           11,076   10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through        /////////////////////
       10.e. above).........................................................................  8784           16,550   10.f.
                                                                                              ------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      --------------------
Memorandum                                                               Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):          ////////////////////
   a. Reciprocal holdings of banking organizations' capital instruments.............................  3836             N/A    M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments..........................  3837             N/A    M.1.b.
------------------------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  34-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RC-1
City,  State     Zip:  HUNTINGTON, WV 25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                             ----------
                                                                                                             |         |
                                                                                                             |  C370   |  (-
                                                   --------------------------------------------------------------------|
                                                  |     (Column A)       |      (Column B)       |      (Column C)     |
                                                  |      Past due        |      Past due 90      |      Nonaccrual     |
                                                  |   30 through 89      |      days or more     |                     |
                                                  |   days and still     |       and still       |                     |
                                                  |      accruing        |       accruing        |                     |
                                                  |----------------------|-----------------------|---------------------|
                     Dollar Amounts in Thousands  |RCON  Bil  Mil  Thou  | RCON  Bil  Mil  Thou  | RCON  Bil  Mil  Thou|
------------------------------------------------------------------------------------------------------------------------
                                                  |                      |                       |                     |
1.  Loans secured by real estate:                 |////////////////////  | ////////////////////  | ////////////////////|
    a. To U.S. addressees (domicile)............. |1245          30,863  | 1246           2,776  | 1247          12,095|   1.a.
    b. To non-U.S. addressees (domicile)......... |1248               0  | 1249               0  | 1250               0|   1.b.
2.  Loans to depository institutions and          |////////////////////  | ////////////////////  | ////////////////////|
    acceptances of other banks:                   |////////////////////  | ////////////////////  | ////////////////////|
    a. To U.S. banks and other U.S. depository    |////////////////////  | ////////////////////  | ////////////////////|
       institutions.............................. |5377               0  | 5378               0  | 5379               0|   2.a.
    b. To foreign banks.......................... |5380               0  | 5381               0  | 5382               0|   2.b.
3.  Loans to finance agricultural production and  |////////////////////  | ////////////////////  | ////////////////////|
    other loans to farmers....................... |1594              10  | 1597               0  | 1583               0|   3.
4.  Commercial and industrial loans:              |////////////////////  | ////////////////////  | ////////////////////|
    a. To U.S. addressees (domicile)............. |1251           3,319  | 1252             764  | 1253           1,488|   4.a.
    b. To non-U.S. addressees (domicile)......... |1254               0  | 1255               0  | 1256               0|   4.b.
5.  Loans to individuals for household, family,   |////////////////////  | ////////////////////  | ////////////////////|
    and other personal expenditures:              |////////////////////  | ////////////////////  | ////////////////////|
    a. Credit cards and related plans............ |5383           1,487  | 5384             598  | 5385               0|   5.a.
    b. Other (includes single payment,            |////////////////////  | ////////////////////  | ////////////////////|
       installment, and all student loans)....... |5386          13,147  | 5387           2,620  | 5388              69|   5.b.
6.  Loans to foreign governments and official     |////////////////////  | ////////////////////  | ////////////////////|
    institutions................................. |5389               0  | 5390               0  | 5391               0|   6.
7.  All other loans.............................. |5459               0  | 5460               0  | 5461               0|   7.
8.  Lease financing receivables:                  |////////////////////  | ////////////////////  | ////////////////////|
    a. Of U.S. addressees (domicile)............. |1257           3,314  | 1258               0  | 1259               0|   8.a.
    b. Of non-U.S. addressees (domicile)......... |1271               0  | 1272               0  | 1791               0|   8.b.
9.  Debt securities and other assets (exclude     |////////////////////  | ////////////////////  | ////////////////////|
    other real estate owned and other             |////////////////////  | ////////////////////  | ////////////////////|
    repossessed assets).......................... |3505               0  | 3506               0  | 3507               0|   9.
                                                   --------------------------------------------------------------------

===============================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                   --------------------------------------------------------------------
                                                  |RCON  Bil  Mil  Thou  | RCON  Bil  Mil  Thou  | RCON  Bil  Mil  Thou|
                                                  |----------------------|-----------------------|---------------------|
                                                  |                      |                       |                     |
10. Loans and leases reported in items 1          |////////////////////  | ////////////////////  | ////////////////////|
    through 8 above which are wholly or           |////////////////////  | ////////////////////  | ////////////////////|
    partially guaranteed by the U.S. Government.. |5612           1,426  | 5613              31  | 5614               0|   10.
    a. Guaranteed portion of loans and leases     |////////////////////  | ////////////////////  | ////////////////////|
       included in item 10 above................. |5615           1,018  | 5616              28  | 5617               0|   10.a.
                                                   --------------------------------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  34-0620   FFIEC  031
Address:               1000 5TH AVE                                                                                     Page  RC-1
City,  State     Zip:  HUNTINGTON, WV 25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-N--Continued
                                                                                                                  -------
                                                                                                                  | C373 |(-
                                                       ------------------------------------------------------------------
                                                       |     (Column A)      |     (Column B)      |     (Column C)      |
                                                       |      Past due       |    Past due 90      |      Nonaccrual     |
                                                       |    30 through 89    |    days or more     |                     |
                                                       |    days and still   |      and still      |                     |
                                                       |       accruing      |      accruing       |                     |
Memoranda                                              |-----------------------------------------------------------------|
                          Dollar Amounts in Thousands  | RCON  Bil  Mil Thou | RCON  Bil  Mil Thou | RCON  Bil  Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in           | /////////////////// | /////////////////// | /////////////////// |
   Schedule RC-N, items 1 through 8, above (and not    | /////////////////// | /////////////////// | /////////////////// |
   reported in Schedule RC-C, part I, Memorandum       | /////////////////// | /////////////////// | /////////////////// |
   item 2).............................................| 1658              0 | 1659              0 | 1661              0 | M.1.
2. Loans to finance commercial real estate,            | /////////////////// | /////////////////// | /////////////////// |
   construction, and land development activities       | /////////////////// | /////////////////// | /////////////////// |
   (not secured by real estate) included in            | /////////////////// | /////////////////// | /////////////////// |
   Schedule RC-N, items 4 and 7, above.................| 6558              0 | 6559              0 | 6560              0 | M.2.
3. Loans secured by real estate  (sum of Memorandum    | /////////////////// | /////////////////// | /////////////////// |
   items 3.a through 3.e must equal sum of Schedule    |//////////////////// |//////////////////// | /////////////////// |
   RC-N, items 1.a and 1.b, above):                    | /////////////////// | /////////////////// | /////////////////// |
   a. Construction and land development................| 2759            613 | 2769             90 | 3492            422 | M.3.a.
   b. Secured by farmland..............................| 3493             27 | 3494             42 | 3495              0 | M.3.b.
   c. Secured by 1-4 family residential properties:    | /////////////////// | /////////////////// | /////////////////// |
      (1) Revolving, open-end loans secured by         | /////////////////// | /////////////////// | /////////////////// |
          1-4 family residential properties and        | /////////////////// | /////////////////// | /////////////////// |
          extended under lines of credit...............| 5398          2,627 | 5399            152 | 5400            129 | M.3.c.(1)
      (2) All other loans secured by 1-4 family        | /////////////////// | /////////////////// | /////////////////// |
          residential properties.......................| 5401         21,471 | 5402          1,978 | 5403          6,025 | M.3.c.(2)
   d. Secured by multifamily (5 or more) residential   | /////////////////// | /////////////////// | /////////////////// |
      properties.......................................| 3499          1,087 | 3500              0 | 3501            525 | M.3.d.
   e. Secured by nonfarm nonresidential properties.....| 3502          5,038 | 3503            514 | 3504          4,994 | M.3.e.
                                                       -------------------------------------------------------------------

                                                       ---------------------------------------------
                                                       |     (Column A)      |     (Column B)      |
                                                       |    Past due 30      |     Past due 90     |
                                                       |   through 89 days   |     days or more    |
                                                       |-------------------------------------------|
                           Dollar Amounts in Thousands | RCON  Bil  Mil Thou | RCON  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------
4. Interest rate, foreign exchange rate, and other     | /////////////////// | /////////////////// |
   commodity and equity contracts:                     | /////////////////// | /////////////////// |
   a. Book value of amounts carried as assets..........| 3522              0 | 3528              0 | M.4.a.
   b. Replacement cost of contracts with a             | /////////////////// | /////////////////// |
      positive replacement cost........................| 3529              0 | 3530              0 | M.4.b.
                                                       ---------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  39-1580   FFIEC  031
Address:               1000 5TH AVE                                                                                     Page  RC-2
City,  State     Zip:  HUNTINGTON, WV 25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-O--Other Data for Deposit Insurance Assessments

                                                                                                               -------
                                                                                                               | C375 | (-
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):                                                         | /////////////////// |
    a. Actual amount of all unposted debits.................................................... | 0030            692 | 1.a.
       OR                                                                                       | /////////////////// |
    b. Separate amount of unposted debits:                                                      | /////////////////// |
       (1) Actual amount of unposted debits to demand deposits................................. | 0031            N/A | 1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1).................... | 0032            N/A   1.b.(2)
 2. Unposted credits (see instructions):                                                        | /////////////////// |
    a. Actual amount of all unposted credits................................................... | 3510            215 | 2.a.
       OR                                                                                       | /////////////////// |
    b. Separate amount of unposted credits:                                                     | /////////////////// |
       (1) Actual amount of unposted credits to demand deposits................................ | 3512            N/A | 2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1)................... | 3514            N/A | 2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total    | /////////////////// |
    deposits).................................................................................. | 3520            205 | 3.
 4. Deposits of consolidated subsidiaries (not included in total deposits):                     | /////////////////// |
    a. Demand deposits of consolidated subsidiaries............................................ | 2211              0 | 4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries............................... | 2351              0 | 4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries.................... | 5514              0 | 4.c.
                                                                                                ----------------------
 5. Not Applicable
                                                                                                ----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the         | /////////////////// |
 Federal Reserve to act as pass-through correspondents.                                         | /////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on    | /////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit         | /////////////////// |
    liabilities of the reporting bank:                                                          | /////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5,             | /////////////////// |
        column B).............................................................................. | 2314              0 | 6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,             | /////////////////// |
       item 4 or 5, column A or C, but not column B)........................................... | 2315              0 | 6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                         | /////////////////// |
    a. Unamortized premiums.................................................................... | 5516              0 | 7.a.
    b. Unamortized discounts................................................................... | 5517              0 | 7.b.
                                                                                                -----------------------

-----------------------------------------------------------------------------------------------------------------------------
|8. To be completed by banks with "Oakar deposits."                                                                         |
|                                                                                               ----------------------      |
|   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3)   | /////////////////// |     |
|   of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)).| 5518            N/A | 8.  |
|                                                                                               -----------------------     |
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                -----------------------
 9. Deposits in lifeline accounts.............................................................. | 5596/////////////// | 9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total         | /////////////////// |
    deposits).................................................................................. | 8432              0 |10.
                                                                                                -----------------------

_____________________________________

 1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
                                      22


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  39-1580   FFIEC  031
Address:               1000 5TH AVE                                                                                     Page  RC-2
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RC-O--Continued
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for                                | /////////////////// |
    certain reciprocal demand balances:                                                         | /////////////////// |
    a. Amount by which demand deposits would be reduced if reciprocal demand balances           | /////////////////// |
       between the reporting bank and savings associations were reported on a net basis         | /////////////////// |
       rather than a gross basis in Schedule RC-E.............................................. | 8785              0 | 11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances         | /////////////////// |
       between the reporting bank and U.S. branches and agencies of foreign banks were          | /////////////////// |
       reported on a gross basis rather than a net basis in Schedule RC-E.......................| A181              0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of             | /////////////////// |
       collection were included in the calculation of net reciprocal demand balances between    | /////////////////// |
       the reporting bank and the domestic offices of U.S. banks and savings associations       | /////////////////// |
       in Schedule RC-E.........................................................................| A182              0 | 11.c.
                                                                                                -----------------------


Memoranda (to be completed each quarter except as noted)
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
1.  Total deposits of the bank (sum of Memorandum items 1.a.(1) and                             | /////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                 | /////////////////// |
    a. Deposit accounts of $100,000 or less:                                                    | /////////////////// |
       (1) Amount of deposit accounts of $100,000 or less.......................................| 2702      1,629,817 | M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                         Number | /////////////////// |
                                                                          ----------------------| /////////////////// |
           completed for the June report only)........................... | RCON 3779 |     N/A | /////////////////// | M.1.a.(2)
                                                                          ----------------------
    b. Deposit accounts of more than $100,000:                                                  | /////////////////// |
       (1) Amount of deposit accounts of more than $100,000.....................................| 2710        431,540 | M.1.b.(1)
                                                                                         Number | /////////////////// |
                                                                          ----------------------
       (2) Number of deposit accounts of more than $100,000.............. | RCON 2722 |   1,765 | /////////////////// | M.1.b.(2)
                                                                          ---------------------------------------------

 2. Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.


       Indicate in the appropriate box at the right whether your bank has a method or                  YES         NO
       procedure for determining a better estimate of uninsured deposits than the               -----------------------
       estimate described above.................................................................| 6861 |    | /// |  X| M.2.a.
                                                                                                -----------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits        | RCON  Bil Mil Thou  |
                                                                                                -----------------------
       determined by using your bank's method or procedure .....................................| 5597            N/A | M.2.b.
                                                                                                -----------------------

-----------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                         | C477 |
                                                                                                               --------

Pat Leahy, Director of Financial Reporting                                 (304) 526-6636
-----------------------------------------------------------------------    --------------------------------------------
Name and Title (TEXT 8901)                                                 Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  BANC ONE WEST VIRGINIA                             Call Date:  9/30/96 ST-BK:  54-0620  FFIEC 032
Address:              1000 5TH AVE                                                                            Page RC-2
City, State, zip:     HUNTINGTON, WV 25701
FDIC Certificate No:  |0|6|7|6|8|
                      -----------

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


                                                                                                     -------------
                                                                                                     |           |
                                                                                                     |   C380    |  (-
1. Test for determining the extent to which Schedule RC-R must be completed. To                   ----------------
   be completed only by banks with total assets of less than $1 billion.                          | YES       NO |
   Indicate in the appropriate box at the right whether the bank has total        --------------------------------
   capital greater than or equal to eight percent of adjusted total               | RCON 6056     | X  |////|    |  1.
   assets.....................................................................    --------------------------------

        For purposes of this test, adjusted total assets equals total assets less cash, U. S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

        If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

        A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

--------------------------------------------------------------------------------
|  NOTE:  All banks are required to complete items 2 and below. See optional   |
|         worksheet for items 3.a through 3.f.                                 |
-------------------------------------------------------------------------------- ------------------------------------------
                                                    Dollar Amounts in Thousands  |     (Column A)     |    (Column B)      |
-------------------------------------------------------------------------------- |Subordinated Debt(1)|      Other         |
2. Subordinated debt(1) and other limited-life capital instruments (original     |and Intermediate    |   Limited-Life     |
   weighted average maturity of at least five years) with a remaining            |Term Preferred Stock|Capital Instruments |
   maturity of:                                                                  |--------------------|--------------------|
                                                                                 |RCON  Bil  Mil  Thou|RCON  Bil  Mil  Thou|
                                                                                 |--------------------|--------------------|
   a. One year or less........................................................   |3780               0|3786               0|2.a.
   b. Over one year through two years.........................................   |3781               0|3787               0|2.b.
   c. Over two years through three years......................................   |3782               0|3788               0|2.c.
   d. Over three years through four years.....................................   |3783               0|3789               0|2.d.
   e. Over four years through five years......................................   |3784               0|3790               0|2.e.
   f. Over five years.........................................................   |3785               0|3791               0|2.f.
3. Amounts used in calculating regulatory capital ratios (report amounts         |////////////////////|////////////////////|
   determined by the bank for its own internal regulatory capital analyses       |////////////////////|////////////////////|
   consistent with applicable capital standards):                                |////////////////////|--------------------|
                                                                                 |////////////////////|RCON  Bil  Mil  Thou|
                                                                                 |////////////////////|--------------------|
   a. Tier 1 capital..........................................................   |////////////////////|8274         266,346|3.a.
   b. Tier 2 capital..........................................................   |////////////////////|8275          13,995|3.b.
   c. Total risk-based capital................................................   |////////////////////|3792         280,341|3.c.
   d. Excess allowance for loan and lease losses..............................   |////////////////////|A222               0|3.d.
   e. Risk-weighted assets (net of all deductions, including excess              |////////////////////|////////////////////|
      allowance)..............................................................   |////////////////////|A223       1,716,227|3.e.
   f. "Average total assets" (net of all assets deducted from Tier 1             |////////////////////|////////////////////|
      capital)(2).............................................................   |////////////////////|A224       2,594,932|3.f.
                                                                                 -------------------------------------------

                                                                                 --------------------------------------------
                                                                                 |      (Column A)     |      (Column B)    |
Items 4-9 and Memoranda items 1 and 2 are to be completed                        |        Assets       |    Credit Equiv-   |
by banks that answered NO to item 1 above and                                    |       Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                                |        on the       |   of Off-Balance   |
                                                                                 |    Balance Sheet    |   Sheet Items(3)   |
                                                                                 -------------------------------------------
                                                                                 |RCON  Bil  Mil  Thou |RCON  Bil  Mil  Thou|
4. Assets and credit equivalent amounts of off-balance sheet items               ----------------------| --------------------
   assigned to the Zero percent risk category:                                   |/////////////////////|////////////////////|
   a. Assets recorded on the balance sheet:                                      |/////////////////////|////////////////////|
      (1) Securities issued by, other claims on, and claims unconditionally      |/////////////////////|////////////////////|
          guaranteed by, the U.S. Government and its agencies and                |/////////////////////|////////////////////|
          other OECD central governments......................................   |3794           46,356|////////////////////|4.a.(1)
      (2) All other...........................................................   |3795           65,451|////////////////////|4.a.(2)
   b. Credit equivalent amount of off-balance sheet items.....................   |/////////////////////|3796               0|4.b.
                                                                                 --------------------------------------------

----------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  39-1580   FFIEC  031
Address:               1000 5TH AVE                                                                                    Page  RC-2
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------
Schedule RC-R--Continued

                                                                          ---------------------------------------------
                                                                          |     (Column A)       |      (Column B)     |
                                                                          |       Assets         |   Credit Equivalent |
                                                                          |      Recorded        |    Amount of Off-   |
                                                                          |       on the         |    Balance Sheet    |
                                                                          |   Balance Sheet      |      Items (1)      |
                                                                          |--------------------------------------------|
                                             Dollar Amounts in Thousands  |RCON  Bil  Mil  Thou  | RCON  Bil  Mil  Thou|
-----------------------------------------------------------------------------------------------------------------------
                                                                          |                      |                     |
5. Assets and credit equivalent amounts of off-balance sheet items        |///////////////////// | ////////////////////|
   assigned to the 20 percent risk category:                              |///////////////////// | ////////////////////|
   a. Assets recorded on the balance sheet:                               |///////////////////// | ////////////////////|
      (1) Claims conditionally guaranteed by the U.S. Government and      |///////////////////// | ////////////////////|
          its agencies and other OECD central governments................ |3798           44,617 | ////////////////////| 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S.          |///////////////////// | ////////////////////|
          Government and its agencies and other OECD central governments; |///////////////////// | ////////////////////|
          by securities issued by U.S. Government-sponsored agencies; and |///////////////////// | ////////////////////|
          by cash on deposit............................................. |3799                0 | ////////////////////| 5.a.(2)
      (3) All other...................................................... |3800          594,609 | ////////////////////| 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items................ |///////////////////// | 3801             199| 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items        |///////////////////// | ////////////////////|
   assigned to the 50 percent risk category:                              |///////////////////// | ////////////////////|
   a. Assets recorded on the balance sheet............................... |3802          525,650 | ////////////////////| 6.a.
   b. Credit equivalent amount of off-balance sheet items................ |///////////////////// | 3803               0| 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items        |///////////////////// | ////////////////////|
   assigned to the 100 percent risk category:                             |///////////////////// | ////////////////////|
   a. Assets recorded on the balance sheet .............................. |3804        1,262,904 | ////////////////////| 7.a.
   b. Credit equivalent amount of off-balance sheet items................ |///////////////////// | 3805          80,572| 7.b.
8. On-balance sheet asset values excluded from the calculation of the     |///////////////////// | ////////////////////|
   risk-based capital ratio(2)........................................... |3806            2,051 | ////////////////////| 8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a,     |///////////////////// | ////////////////////|
   6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12 plus       |///////////////////// | ////////////////////|
   items 4.b and 4.c).................................................... |3807        2,542,638 | ////////////////////| 9.
                                                                          ---------------------- |----------------------
Memoranda                                                                                        -----------------------
                                                                   Dollar Amounts in Thousands   | RCON  Bil  Mil  Thou|
-----------------------------------------------------------------------------------------------------------------------

1. Current credit exposure across all off-balance sheet derivative contracts covered by          | ////////////////////|
   the risk-based capital standards............................................................. | 8764             149| M.1.
                                                                                                  ---------------------

                              -----------------------------------------------------------------------------------------
                              |                            With a remaining maturity of                                |
                              ------------------------------ ----------------------------- -----------------------------
                              |        (Column A)          |          (Column B)         |          (Column C)         |
                              |                            |                             |                             |
                              |     One year or less       |        Over one year        |        Over five years      |
                              |                            |      through five years     |                             |
2. Notional principal amounts |----------------------------| ----------------------------| ----------------------------|
   of off-balance sheet       |RCON  Tril  Bil  Mil  Thou  | RCON  Tril  Bil  Mil  Thou  | RCON  Tril  Bil  Mil  Thou  |
   derivative contracts(3):   -----------------------------  ----------------------------  ----------------------------
   a. Interest rate contracts.|3809                504,770 | 8766                 10,000|  8767                      0 | M.2.a.
   b. Foreign exchange        |                            |                            |                              |
       contracts..............|3812                     0  | 8769                      0|  8770                      0 | M.2.b.
   c. Gold contracts..........|8771                     0  | 8772                      0|  8773                      0 | M.2.c.
   d. Other precious metals   |                            |                            |                              |
       contracts..............|8774                     0  | 8775                      0|  8776                      0 | M.2.d.
   e. Other commodity         |                            |                            |                              |
       contracts..............|8777                     0  | 8778                      0|  8779                      0 | M.2.e
   b. Equity derivative       |                            |                            |                              |
       contracts..............|A000                     0  | A001                      0|  A002                      0 | M.2.f.
                              -----------------------------------------------------------------------------------------

--------------------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity 14 days or less and all futures contracts.


Legal Title of Bank:   BANK ONE WEST VIRGINIA                              Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5th AVE                                                                                     Page RC-24
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                     at close of business on September 30, 1996


BANK ONE WEST VIRGINIA
--------------------------------------------------------------------------------
Legal Title of Bank

HUNTINGTON                                       West Virginia
-----------------------------------------------  -------------------------------
City                                             State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment  | | (RCON 6979)                                 |  C371  |  C372 |(-
           -----                                             ------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


          --------------------------------------   -----------------------------
          Signature of Executive Officer of Bank   Date of Signature


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620
Address:               1000 5TH AVE
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
       NAME AND ADDRESS OF BANK                                             OMB No. For OCC:   1557-0081
                                                                            OMB No. For FDIC:  3064-0052
                                                                        OMB No. For Federal Reserve:  7100-0036
                                                                            Expiration Date:  3/31/99

             PLACE LABEL HERE

                                                                                 SPECIAL REPORT
                                                                           (Dollar Amounts in Thousands)

                                              -------------------------------------------------------------------------------------
                                              CLOSE OF BUSINESS     |     FDIC Certificate Number    |                |  Less
                                              DATE                  |                                |     C-700      |  Than  -
                                                   9/30/96          |          |0|6|7|6|8|           |                |
-----------------------------------------------------------------------------------------------------------------------------------

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
-------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
-------------------------------------------------------------------------------

                                                                                           ----------------------------------
a. Number of loans made to executive officers since the previous Call Report date......... |  RCON 3561   |            |    0   a.
                                                                                           ----------------------------------
b. Total dollar amount of above loans (in thousands of dollars) .......................... |  RCON 3562   |            |    0   b.
                                                                                           ----------------------------------
c. Range of interest charged on above loans                 -----------------------------------------------------------------
   (example:  9 3/4% = 9.75).............................|  RCON 7701  |   0.00  |  %  to  | RCON 7702    |     0.00  |     %   c.
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                 |  DATE (Month, Day, Year)
                                                                                         |
                                                                                         |
-----------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                   |  AREA CODE/PHONE NUMBER/EXTENSION
                                                                                         |  (TEXT 8904)
Pat Leahy                                                                                |           (304) 526-6636
-----------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53  (6-95)

                                      27


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RI-1
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Consolidated Report of Income
for the period January 1, 1996 - September 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                        ----------
                                                                                                        | I380   |(-
                                                                                                        ---------
                                                                Dollar Amounts in Thousands |RIAD  Bil  Mil  Thou|
-----------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                         |////////////////////|
   a. Interest and fee income on loans:                                                     |////////////////////|
      (1) Loans secured by real estate..................................................... |4011         57,145 |     1.a.(1)
      (2) Loans to finance agricultural production and other loans to farmers.............. |4024            254 |     1.a.(2)
      (3) Commercial and industrial loans.................................................. |4012         14,568 |     1.a.(3)
      (4) Loans to individuals for household, family, and other personal expenditures:..... |////////////////////|
          (a) Credit cards and related plans............................................... |4054          6,494 |     1.a.(4)(a)
          (b) Other........................................................................ |4055         28,806 |     1.a.(4)(b)
      (5) Loans to foreign governments and official institutions........................... |4056              0 |     1.a.(5)
      (6) Obligations (other than securities and leases) of states and political........... |////////////////////|
          subdivisions in the U.S.:........................................................ |////////////////////|
          (a) Taxable obligations.......................................................... |4503            306 |     1.a.(6)(a)
          (b) Tax-exempt obligations....................................................... |4504            981 |     1.a.(6)(b)
      (7) All other loans ................................................................. |4058              0 |     1.a.(7)
   b. Income from lease financing receivables:                                              |////////////////////|
      (1) Taxable leases................................................................... |4505            798 |     1.b.(1)
      (2) Tax-exempt leases................................................................ |4307             23 |     1.b.(2)
   c. Interest income on balances due from depository institutions:(1)..................... |4115              0 |     1.c.
   d. Interest and dividend income on securities:                                           |////////////////////|
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations.. |4027         16,748 |     1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:               |////////////////////|
          (a) Taxable securities........................................................... |4506             15 |     1.d.(2)(a)
          (b) Tax-exempt securities........................................................ |4507          3,767 |     1.d.(2)(b)
      (3) Other domestic debt securities................................................... |3657          5,923 |     1.d.(3)
      (4) Foreign debt securities.......................................................... |3658              0 |     1.d.(4)
      (5) Equity securities (including investments in mutual funds)........................ |3659            179 |     1.d.(5)
   e. Interest income from trading assets.................................................. |4069              0 |     1.e.
   f. Interest income on federal funds sold and securities purchased under                  |////////////////////|
       agreements to resell................................................................ |4020          3,833 |     1.f.
   g. Total interest income (sum of items 1.a through 1.f)................................. |4107        139,840 |     1.g.
                                                                                             --------------------

----------
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5th Ave                                                                                     Page  RI-2
City,  State     Zip:  Huntington, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RI--Continued

                                                                                       ----------------
                                                                                       | Year-to-date |
                                                                                       ----------------
                                                      Dollar Amounts in Thousands  | RIAD  Bil  Mil  Thou |
-----------------------------------------------------------------------------------------------------------
                                                                                   |                      |
  2. Interest expense:                                                             | /////////////////////|
     a.  Interest on deposits:                                                     | /////////////////////|
         (1)  Transaction accounts (NOW accounts, ATS accounts, and                | /////////////////////|
              telephone and preauthorized transfer accounts)...................... | 4508           1,620 |  2.a.(1)
         (2)  Nontransaction accounts:                                             | //////////////////// |
              (a) Money market deposit accounts (MMDAs)........................... | 4509          16,097 |  2.a.(2)(a)
              (b) Other savings deposits.......................................... | 4511           7,873 |  2.a.(2)(b)
              (c) Time certificates of deposit of $100,000 or more................ | 4174           2,587 |  2.a.(2)(c)
              (d) All other time deposits......................................... | 4512          25,330 |  2.a.(2)(d)
     b.  Expense of federal funds purchased and securities sold under              | //////////////////// |
         agreements to repurchase................................................. | 4180           5,386 |  2.b.
     c.  Interest on demand notes issued to the U.S. Treasury, trading             | //////////////////// |
         liabilities, and other borrowed money.................................... | 4185               7 |  2.c.
     d.  Interest on mortgage indebtedness and obligations under capitalized       | //////////////////// |
         leases................................................................... | 4072               0 |  2.d.
     e.  Interest on subordinated notes and debentures............................ | 4200               0 |  2.e.
     f.  Total interest expense (sum of items 2.a through 2.e).................... | 4073          58,900 |  2.f.
                                                                                   |                      |--------------------
 3.  Net interest income (item 1.g minus 2.f)..................................... | //////////////////// |RIAD 4074 | 80,940 | 3.
 4.  Provisions:                                                                   | //////////////////// |--------------------
                                                                                   |                      |--------------------
     a.  Provision for loan and lease losses...................................... | //////////////////// |RIAD 4230 |  3,383 | 4.a.
     b.  Provision for allocated transfer risk.................................... | //////////////////// |RIAD 4243 |      0 | 4.b.
                                                                                   |                      |--------------------
 5.  Noninterest income:                                                           | //////////////////// |
     a.  Income from fiduciary activities......................................... | 4070           5,967 |  5.a.
     b.  Service charges on deposit accounts ..................................... | 4080           6,423 |  5.b.
     c.  Trading revenue (must equal Schedule RI, sum of Memorandum                | //////////////////// |
         items 8.a through 8.d)................................................... | A220               0 |  5.c.
     d.  Other foreign transaction gains (losses)................................. | 4076               0 |  5.d.
     e.  Not applicable                                                            | //////////////////// |
     f.  Other noninterest income:                                                 | //////////////////// |
         (1) Other fee income..................................................... | 5407           3,331 |  5.f.(1)
         (2) All other noninterest income*........................................ | 5408             931 |  5.f.(2)
                                                                                   |                      |--------------------
     g.  Total noninterest income (sum of items 5.a through 5.f).................. | //////////////////// |RIAD 4079 | 16,652 | 5.g
 6.  a.  Realized gains (losses) on held-to-maturity securities................... | //////////////////// |RIAD 3521 |     22 | 6.a
     b.  Realized gains (losses) on available-for-sale securities................. | //////////////////// |RIAD 3196 |    442 | 6.b
                                                                                   |                      |--------------------
 7.  Noninterest expense:                                                          | //////////////////// |
     a.  Salaries and employee benefits........................................... | 4135          18,031 |  7.a.
     b.  Expenses of premises and fixed assets (net of rental income)              | //////////////////// |
         (excluding salaries and employee benefits and mortgage interest)......... | 4217           4,547 |  7.b.
     c.  Other noninterest expense*............................................... | 4092          39,431 |  7.c.
                                                                                   |                      |--------------------
     d.  Total noninterest expense (sum of items 7.a through 7.c)................. | //////////////////// |RIAD 4093 | 62,009 | 7.d
                                                                                   |                      |--------------------
 8.  Income (loss) before income taxes and extraordinary items and other           | //////////////////// |
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d).... | //////////////////// |RIAD 4301 | 32,664 | 8.
 9.  Applicable income taxes (on item 8).......................................... | //////////////////// |RIAD 4302 | 12,120 | 9.
                                                                                   |                      |--------------------
10.  Income (loss) before extraordinary items and other adjustments (item 8        | //////////////////// |
     minus 9)..................................................................... | //////////////////// |RIAD 4300 | 20,544 | 10.
                                                                                   |                      |--------------------
11.  Extraordinary items and other adjustments:                                    | //////////////////// |
     a.  Extraordinary items and other adjustments, gross of income taxes*........ | 4310               0 |  11.a.
     b.  Applicable income taxes (on item 11.a)*.................................. | 4315               0 |  11.b.
     c.  Extraordinary items and other adjustments, net of income taxes            | //////////////////// |
         (item 11.a minus 11.b)................................................... | //////////////////// |RIAD 4320 |      0 | 11.c
12.  Net income (loss) (sum of items 10 and 11.c)................................. | //////////////////// |RIAD 4340 | 20,544 | 12.
                                                                                   --------------------------------------------

---------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:   Banc One West Virginia                                 Call Date:     9/30/96    ST-BK:  39-1580   FFIEC  031
Address:               1000 5th Ave                                                                                     Page  RI-3
City,  State     Zip:  Huntington, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RI--Continued

                                                                                                               ---------
                                                                                                               | I381   |  (-
                                                                                                          --------------|
Memoranda                                                                                                 |Year-to-date |
                                                                                                  ----------------------|
                                                                      Dollar Amounts in Thousands |RIAD  Bil  Mil  Thou |
----------------------------------------------------------------------------------------------------------------------- |
                                                                                                  |                     |
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after    |//////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes....................... |4513             174 |   M.1.
 2. Income from the sale and servicing of mutual funds and annuities                              |//////////////////// |
    (included in Schedule RI, item 8)............................................................ |8431             998 |   M.2.
 3. Not applicable                                                                                |//////////////////// |
 4. Number of full-time equivalent employees on payroll at end of current period (round to        |////          Number |
    nearest whole number)........................................................................ |4150             765 |   M.4.
 5.-6. Not applicable                                                                             |//////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down        |////        MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition..................... |9106        00/00/00 |   M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)          |//////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                   |//////////////////// |
    a. Interest rate exposures................................................................... |8757               0 |   M.8.a.
    b. Foreign exchange exposures................................................................ |8758               0 |   M.8.b.
    c. Equity security and index exposures....................................................... |8759               0 |   M.8.c.
    d. Commodity and other exposures............................................................. |8760               0 |   M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:       |//////////////////// |
    a. Net increase (decrease) to interest income................................................ |8761          (2,614)|   M.9.a.
    b. Net (increase) decrease to interest expense............................................... |8762          (1,454)|   M.9.b.
    c. Other (noninterest) allocations........................................................... |8763               5 |   M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)............................ |A251               0 |   M.10.
                                                                                                  -----------------------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                        --------
                                                                                                                        | I383 | (-
                                                                                                         -----------------------
                                                                             Dollar Amounts in Thousands |RIAD  Bil  Mil  Thou |
---------------------------------------------------------------------------------------------------------|-------------------- |
                                                                                                         |                     |
 1. Total equity capital originally reported in the December 31, 1995, Reports of Condition              |//////////////////// |
    and Income.......................................................................................... |3215         269,931 |  1.
 2. Equity capital adjustments from amended Reports of Income, net*..................................... |3216               0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)................................ |3217         269,931 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12)................................................. |4340          20,544 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net.................................. |4346               0 |  5.
 6. Changes incident to business combinations, net...................................................... |4356               0 |  6.
 7. LESS: Cash dividends declared on preferred stock.................................................... |4470               0 |  7.
 8. LESS: Cash dividends declared on common stock....................................................... |4460           2,300 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for        |//////////////////// |
    this schedule)...................................................................................... |4411               0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule).... |4412               0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities.................... |8433          (2,766)| 11.
12. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)............ |4415               0 | 12.
13. Total equity capital end of current period (sum of items 3 through 13) (must equal                   |//////////////////// |
    Schedule RC, item 28)............................................................................... |3210         285,409 | 13.
                                                                                                         ---------------------

--------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:   BANK ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RI-4
City,  State     Zip:  HUNTINGTON, WV 25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                 ------
                                                                                                                 |I386|(-
                                                                           --------------------------------------------
                                                                           |    (Column A)              (Column B)    |
                                                                           |   Charge-offs              Recoveries    |
                                                                           --------------------------------------------
                                                                           |          Calendar year-to-date           |
                                                                           --------------------------------------------
                                               Dollar Amounts in Thousands |RIAD  Bil  Mil  Thou  RIAD  Bil  Mil  Thou|
----------------------------------------------------------------------------------------------------------------------|
                                                                                                                      |
1. Loans secured by real estate:                                           |////////////////////  ////////////////////|
   a. To U.S. addressees (domicile)....................................... |4651           1,160  4661             754|  1.a.
   b. To non-U.S. addressees (domicile)................................... |4652               0  4662               0|  1.b.
2. Loans to depository institutions and acceptances of other banks:        |////////////////////  ////////////////////|
   a. To U.S. banks and other U.S. depository institutions................ |4653               0  4663               0|  2.a.
   b. To foreign banks.................................................... |4654               0  4664               0|  2.b.
3. Loans to finance agricultural production and other loans to farmers.... |4655               0  4665               0|  3.
4. Commercial and industrial loans:                                        |////////////////////  ////////////////////|
   a. To U.S. addressees (domicile)....................................... |4645             783  4617             259|  4.a.
   b. To non-U.S. addressees (domicile)................................... |4646               0  4618               0|  4.b.
5. Loans to individuals for household, family, and other personal          |////////////////////  ////////////////////|
   expenditures:                                                           |////////////////////  ////////////////////|
   a. Credit cards and related plans...................................... |4656           1,704  4666             193|  5.a.
   b. Other (includes single payment, installment, and all student loans). |4657           7,082  4667           3,319|  5.b.
6. Loans to foreign governments and official institutions................. |4643               0  4627               0|  6.
7. All other loans........................................................ |4644               0  4628               0|  7.
8. Lease financing receivables:                                            |////////////////////  ////////////////////|
   a. Of U.S. addressees (domicile)....................................... |4658               0  4668               0|  8.a.
   b. Of non-U.S. addressees (domicile)................................... |4659               0  4669               0|  8.b.
9. Total (sum of items 1 through 8)....................................... |4635          10,729  4605           4,525|  9.
                                                                           --------------------------------------------

                                                                          ------------------------------------------------
                                                                          |    (Column A)              (Column B)        |
                                                                          |   Charge-offs              Recoveries        |
                                                                          ------------------------------------------------
Memoranda                                                                 |          Calendar Year-to-date               |
                                                                          ------------------------------------------------
                                             Dollar Amounts in Thousands  |RIAD  Bil  Mil  Thou   | RIAD  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------
                                                                          |                       |                      |
1.-3. Not applicable.                                                     | ////////////////////  | //////////////////// |
4. Loans to finance commercial real estate, construction, and land        | ////////////////////  | //////////////////// |
   development activities (not secured by real estate) included in        | ////////////////////  | //////////////////// |
   Schedule RI-B, part I, items 4 and 7, above..........................  | 5409               0  | 5410               0 | M.4.
5. Loans secured by real estate (sum of Memorandum items 5.a through 5.e  | ////////////////////  | //////////////////// |
   must equal sum of Schedule RI-B, part I, items 1.a and 1.b above):     | ////////////////////  | //////////////////// |
   a. Construction and land development.................................  | 3582               0  | 3583               0 | M.5.a.
   b. Secured by farmland...............................................  | 3584               0  | 3585               0 | M.5.b.
   c. Secured by 1-4 family residential properties:                       | ////////////////////  | //////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential     | ////////////////////  | //////////////////// |
          properties and extended under lines of credit.................  | 5411             278  | 5412              10 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties..  | 5413             148  | 5414              20 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties.........  | 3588               0  | 3589               0 | M.5.d.
   e. Secured by nonfarm nonresidential properties......................  | 3590             734  | 3591             724 | M.5.e.
                                                                          ------------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RI-5
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                             ---------------------
                                                               Dollar Amounts in Thousands  |RIAD  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------|---------------------|
                                                                                            |                     |
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income..  | 3124         16,816 |  1.
2. Recoveries (must equal part I, item 9, column B above).................................  | 4605          4,525 |  2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)..........................  | 4635         10,729 |  3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a.)................  | 4230          3,383 |  4.
5. Adjustments* (see instructions for this schedule)......................................  | 4815              0 |  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,        | /////////////////// |
   item 4.b)..............................................................................  | 3123         13,995 |  6.
                                                                                             --------------------

------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                          --------
                                                                                                          | I389  |  (-
                                                                                           ---------------------- |
                                                               Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou |
----------------------------------------------------------------------------------------------------------------- |
                                                                                           |                      |
1. Federal................................................................................ | 4780             N/A |  1.
2. State and local........................................................................ | 4790             N/A |  2.
3. Foreign................................................................................ | 4795             N/A |  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)..... | 4770             N/A |  4.
                                                                        -------------------|                      |
5. Deferred portion of item 4...........................................| RIAD 4772    N/A | //////////////////// |  5.
                                                                         ----------------------------------------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                 ----------
                                                                                                                 |  X395  | (-
                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     |                    |
 1. All other noninterest income (from Schedule RI, item 5.f. (2))                                   | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f. (2):                                    | ////////////////// |
    a. Net gains on other real estate owned......................................................... | 5415             0 | 1.a.
    b. Net gains on sales of loans.................................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets.............................................. | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,             | ////////////////// |
    item 5.f. (2):                                                                                   | ////////////////// |
       -------------                                                                                 |                    |
    d. | TEXT 4461 |                                                                                 | 4461               | 1.d.
       ----------------------------------------------------------------------------------------------|                    |
    e. | TEXT 4462 |                                                                                 | 4462               | 1.e.
       ----------------------------------------------------------------------------------------------|                    |
    f. | TEXT 4463 |                                                                                 | 4463               | 1.f.
       --------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   BANC ONE WEST VIRGINIA                               Call Date:     9/30/96    ST-BK:  54-0620   FFIEC  032
Address:               1000 5TH AVE                                                                                     Page  RI-6
City,  State     Zip:  HUNTINGTON, WV  25701
FDIC Certificate No.:  |0|6|7|6|8|
                       -----------
Schedule RI-E--Continued

                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                          | ////////////////// |
    a. Amortization expense of intangible assets.................................................... | 4531         1,745 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                         | ////////////////// |
    b. Net losses on other real estate owned........................................................ | 5418             0 | 2.b.
    c. Net losses on sales of loans................................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets............................................. | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,             | ////////////////// |
    item 7.c:                                                                                        | ////////////////// |
       -------------
    e. | TEXT 4464 |                                                                                 | 4464               | 2.e.
       ----------------------------------------------------------------------------------------------
    f. | TEXT 4467 |                                                                                 | 4467               | 2.f.
       ----------------------------------------------------------------------------------------------
    g. | TEXT 4468 |                                                                                 | 4468               | 2.g.
       ----------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable           | ////////////////// |
    income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary          | ////////////////// |
    items and other adjustments):                                                                    | ////////////////// |
           -------------
    a. (1) | TEXT 4469 |                                                                             | 4469               | 3.a. (1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4486 |               | ////////////////// | 3.a. (2)
           -------------                                                 ----------------------------
    b. (1) | TEXT 4487 |                                                                             | 4487               | 3.b. (1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4488 |               | ////////////////// | 3.b. (2)
           -------------                                                 ----------------------------
    c. (1) | TEXT 4489 |                                                                             | 4489               | 3.c. (1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4491 |               | ////////////////// | 3.c. (2)
                                                                         ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)           | ////////////////// |
    (itemize and describe all adjustments):                                                          | ////////////////// |
       -------------
    a. | TEXT 4492 |                                                                                 | 4492               | 4.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4493 |                                                                                 | 4493               | 4.b.
       ----------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years                           | ////////////////// |
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):        | ////////////////// |
       -------------
    a. | TEXT 4494 |                                                                                 | 4494               | 5.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4495 |                                                                                 | 4495               | 5.b.
       ----------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)         | ////////////////// |
    (itemize and describe all corrections):                                                          | ////////////////// |
       -------------
    a. | TEXT 4496 |                                                                                 | 4496               | 6.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4497 |                                                                                 | 4497               | 6.b.
       --------------------------------------------------------------------------------------------------------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 12)                     | ////////////////// |
    (itemize and describe all such transactions):                                                    | ////////////////// |
       -------------
    a. | TEXT 4498 |                                                                                 | 4498               | 7.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4499 |                                                                                 | 4499               | 7.b.
       ----------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)         | ////////////////// |
    (itemize and describe all adjustments):                                                          | ////////////////// |
       -------------
    a. | TEXT 4521 |                                                                                 | 4521               | 8.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4522 |                                                                                 | 4522               | 8.b.
       --------------------------------------------------------------------------------------------------------------------
 9. Other explanations (the space below is provided for the bank to briefly describe, at its         |   I398  |   I399   | (-
    option, any other significant items affecting the Report of Income):                              --------------------
    No comment [__] (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)

                                   EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549



CONSENT
-------

The undersigned, designated to act as Trustee under the Trust Agreement for Southpoint Structured Assets, Inc. described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.



                                               Bank One, West Virginia, NA



Date: November 25, 1996                        By:  /s/ Teresa L. Davis
                                                   --------------------
                                                     Teresa L. Davis
                                                     Vice President